united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Gregory Knoth

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2019

Item 1. Reports to Stockholders.

DANA LARGE CAP EQUITY FUND
DANA SMALL CAP EQUITY FUND
DANA EPIPHANY ESG EQUITY FUND

Semi-Annual Report
April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (855) 280-9648 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (855) 280-9648. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, WI 53186
(855) 280-9648
www.danafunds.com

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2019

	Six Months	One Year	Three Year	Five Year	Since Inception (3/1/10)	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	8.11%	7.56%	13.95%	9.61%	N/A	10.54%
Investor Class	8.01%	7.32%	13.68%	9.32%	13.09%	N/A
S&P 500® Index(b)	9.76%	13.49%	14.87%	11.63%	13.51%	11.96%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	0.83%	1.08%
With Applicable Waivers	0.73%	0.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange-traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Large Cap Fund’s prospectus dated February 28, 2019. Expense ratios with applicable waivers reflect that Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to waive or limit its fees and to assume other expenses of the Large Cap Fund until February 29, 2020, so that total annual fund operating expenses do not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of April 30, 2019 can be found in the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

1

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2019

	Six Months	One Year	Three Year	Since Inception (11/3/15)
Dana Small Cap Equity Fund
Institutional Class	3.39%	1.83%	8.12%	4.09%
Investor Class	3.23%	1.57%	7.87%	3.81%
Russell 2000® Index(b)	6.06%	4.61%	13.60%	10.16%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	1.72%	1.97%
With Applicable Waivers	0.95%	1.20%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Small Cap Fund’s prospectus dated February 28, 2019. Expense ratios with applicable waivers reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Fund until February 29, 2020, so that total annual fund operating expenses do not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Small Cap Fund within three years following the date of such waiver or reimbursement, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of April 30, 2019 can be found in the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

2

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2019

	Six Months	One Year	Three Year	Five Year	Ten Year
Dana Epiphany ESG Equity Fund
Institutional Class	7.80%	8.46%	12.07%	7.59%	11.77%
Investor Class	7.58%	8.09%	12.15%	8.07%	12.46%
S&P 500® Index(b)	9.76%	13.49%	14.87%	11.63%	15.32%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	1.87%	2.12%
With Applicable Waivers	0.85%	1.10%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) distributions or the redemption of Epiphany ESG Fund shares. Current performance of the Epiphany ESG Fund may be lower or higher than the performance quoted. The Epiphany ESG Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Epiphany ESG Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Investor Class returns shown for periods prior to December 19, 2018 are for Class A shares of the Epiphany FFV Fund, the Epiphany ESG Fund’s predecessor fund, and exclude the sales load. Institutional Class returns shown for periods prior to December 19, 2018 are for Class I shares of the Epiphany FFV Fund. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Epiphany ESG Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Epiphany ESG Fund’s prospectus dated February 28, 2019. Expense ratios with applicable waivers reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Epiphany ESG Fund until February 28, 2021, so that total annual fund operating expenses does not exceed 0.85% of the Epiphany ESG Fund’s average net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Epiphany ESG Fund within three years following the date of such waiver or reimbursement, provided that the Epiphany ESG Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Epiphany ESG Fund’s expense ratios as of April 30, 2019 can be found on the financial highlights.

The Epiphany ESG Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Epiphany ESG Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Epiphany ESG Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

April 30, 2019

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of net assets as of April 30, 2019.

4

Portfolio Illustration (Unaudited)

April 30, 2019

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of net assets as of April 30, 2019.

5

Portfolio Illustration (Unaudited)

April 30, 2019

The following chart gives a visual breakdown of the Epiphany ESG Fund by sector weighting as a percentage of net assets as of April 30, 2019.

Availability of Portfolio Schedules (Unaudited)

The Large Cap Fund, the Small Cap Fund, and the Epiphany ESG Fund (each a “Fund” and collectively the “Funds”) file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.

6

Dana Large Cap Equity Fund
Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.69%
Communication Services — 10.30%
Alphabet, Inc., Class A(a)	2,700	$3,237,192
AT&T, Inc.	85,000	2,631,600
Comcast Corporation, Class A	70,000	3,047,100
Facebook, Inc., Class A(a)	15,600	3,017,040
T-Mobile US, Inc.(a)	40,000	2,919,600
		14,852,532
Consumer Discretionary — 10.31%
Amazon.com, Inc.(a)	500	963,260
Best Buy Company, Inc.	39,000	2,901,990
D.R. Horton, Inc.	61,000	2,702,910
Home Depot, Inc. (The)	13,400	2,729,580
lululemon athletica, Inc.(a)	15,400	2,715,790
Royal Caribbean Cruises Ltd.	23,600	2,854,184
		14,867,714
Consumer Staples — 7.19%
Constellation Brands, Inc., Class A	12,400	2,624,708
Ingredion, Inc.	300	28,425
Kimberly-Clark Corporation	20,000	2,567,600
Sysco Corporation	37,000	2,603,690
Walmart, Inc.	24,800	2,550,432
		10,374,855
Energy — 5.20%
Chevron Corporation	16,000	1,920,960
Exxon Mobil Corporation	25,000	2,007,000
Marathon Petroleum Corporation	32,000	1,947,840
ONEOK, Inc.	24,000	1,630,320
		7,506,120
Financials — 12.99%
American Express Company	23,000	2,696,290
Bank of America Corporation	88,000	2,691,040
Citizens Financial Group, Inc.	74,000	2,678,800
JPMorgan Chase & Company	23,000	2,669,150
MetLife, Inc.	59,000	2,721,670
Morgan Stanley	55,000	2,653,750
Starwood Property Trust, Inc.	114,000	2,627,700
		18,738,400

See accompanying notes which are an integral part of these financial statements.	7

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.69% — (continued)
Health Care — 13.47%
AbbVie, Inc.	400	$31,756
Amgen, Inc.	14,600	2,618,072
Bristol-Myers Squibb Company	54,000	2,507,220
CVS Health Corporation	44,000	2,392,720
Merck & Company, Inc.	35,000	2,754,850
Pfizer, Inc.	40,000	1,624,400
Stryker Corporation	14,400	2,720,304
UnitedHealth Group, Inc.	11,000	2,563,770
WellCare Health Plans, Inc.(a)	8,600	2,221,810
		19,434,902
Industrials — 9.40%
Boeing Company (The)	200	75,538
Delta Air Lines, Inc.	48,000	2,797,920
Eaton Corporation plc	31,800	2,633,676
Norfolk Southern Corporation	13,200	2,693,064
Raytheon Company	14,800	2,628,332
Waste Management, Inc.	25,400	2,726,436
		13,554,966
Information Technology — 21.21%
Accenture plc, Class A	15,400	2,813,118
Adobe, Inc.(a)	2,000	578,500
Apple, Inc.	16,000	3,210,720
Broadcom, Inc.	9,800	3,120,320
CDW Corporation	29,000	3,062,400
Cisco Systems, Inc.	55,000	3,077,250
Intel Corporation	50,000	2,552,000
Mastercard, Inc., Class A	11,200	2,847,488
Microsoft Corporation	27,000	3,526,200
Visa, Inc., Class A	18,800	3,091,284
Zebra Technologies Corporation, Class A(a)	12,800	2,702,592
		30,581,872
Materials — 2.50%
Albemarle Corporation	300	22,518
Packaging Corporation of America	18,000	1,784,880
Steel Dynamics, Inc.	57,000	1,805,760
		3,613,158

8	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.69% — (continued)
Real Estate — 2.92%
American Tower Corporation, Class A	11,000	$2,148,300
Prologis, Inc.	27,000	2,070,090
		4,218,390
Utilities — 3.20%
CenterPoint Energy, Inc.	75,000	2,325,000
Exelon Corporation	45,000	2,292,750
		4,617,750
Total Common Stocks (Cost $122,568,170)		142,360,659

MONEY MARKET FUNDS — 1.23%

Federated Government Obligations Fund, Institutional Class, 2.31%(b)	1,767,801	1,767,801
Total Money Market Funds (Cost $1,767,801)		1,767,801

Total Investments — 99.92% (Cost $124,335,971)		144,128,460

Other Assets in Excess of Liabilities — 0.08%		116,375

NET ASSETS — 100.00%		$144,244,835

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.

See accompanying notes which are an integral part of these financial statements.	9

Dana Small Cap Equity Fund
Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 102.03%
Communication Services — 3.36%
Marcus Corporation (The)	6,737	$253,446
QuinStreet, Inc.(a)	21,663	309,131
		562,577
Consumer Discretionary — 12.23%
Boot Barn Holdings, Inc.(a)	9,661	278,140
Boyd Gaming Corporation	9,634	277,267
Fox Factory Holding Corporation(a)	4,323	335,465
G-III Apparel Group Ltd.(a)	7,158	308,868
Marriott Vacations Worldwide Corporation	2,926	309,073
Ruth’s Hospitality Group, Inc.	12,059	313,292
Urban Outfitters, Inc.(a)	7,660	227,732
		2,049,837
Consumer Staples — 2.91%
Chefs’ Warehouse, Inc. (The)(a)	6,950	227,126
Performance Food Group Company(a)	6,384	261,425
		488,551
Energy — 3.88%
Delek US Holdings, Inc.	4,161	154,207
Matador Resources Company(a)	8,591	169,156
Oasis Petroleum, Inc.(a)	25,355	154,666
ProPetro Holding Corporation(a)	7,792	172,437
		650,466
Financials — 17.89%
Banner Corporation	5,689	301,631
Blackstone Mortgage Trust, Inc., Class A	7,927	282,122
CenterState Banks Corporation	12,532	309,290
First Bancorp	8,398	318,367
First Merchants Corporation	7,983	292,737
Independent Bank Corporation	3,410	273,584
Primerica, Inc.	2,306	300,449
United Community Banks, Inc.	11,162	313,428
Western Alliance Bancorporation(a)	6,113	292,079
Wintrust Financial Corporation	4,113	313,411
		2,997,098
Health Care — 15.22%
AMN Healthcare Services, Inc.(a)	4,917	255,979
ANI Pharmaceuticals, Inc.(a)	3,740	265,465
BioTelemetry, Inc.(a)	4,105	223,312

10	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 102.03% — (continued)
Health Care — (continued)
Emergent BioSolutions, Inc.(a)	4,198	$216,953
HMS Holdings Corporation(a)	8,683	264,224
Horizon Pharma plc(a)	9,536	243,454
Ligand Pharmaceuticals, Inc., Class B(a)	2,283	287,315
Merit Medical Systems, Inc.(a)	4,850	272,473
Repligen Corporation(a)	3,946	265,881
Tabula Rasa HealthCare, Inc.(a)	4,807	256,021
		2,551,077
Industrials — 15.07%
ASGN, Inc.(a)	3,655	230,411
Comfort Systems USA, Inc.	4,467	241,665
Curtiss-Wright Corporation	2,221	253,061
Echo Global Logistics, Inc.(a)	9,766	224,032
Harsco Corporation(a)	11,427	258,707
MasTec, Inc.(a)	5,641	285,716
Moog, Inc., Class A	2,900	271,556
SkyWest, Inc.	4,124	253,997
Timken Company (The)	5,229	250,731
TriNet Group, Inc.(a)	4,120	256,841
		2,526,717
Information Technology — 16.29%
Alarm.com Holdings, Inc.(a)	4,267	302,445
Cabot Microelectronics Corporation	2,418	305,273
Five9, Inc.(a)	5,413	287,268
Quantenna Communications, Inc.(a)	11,371	276,884
Rapid7, Inc.(a)	6,014	326,800
RealPage, Inc.(a)	4,820	314,312
Rudolph Technologies, Inc.(a)	13,501	326,589
SYNNEX Corporation	2,645	285,343
Upland Software, Inc.(a)	6,573	305,579
		2,730,493
Materials — 3.76%
Ingevity Corporation(a)	1,942	223,349
PolyOne Corporation	6,504	179,771
W.R. Grace & Company	3,004	227,042
		630,162

See accompanying notes which are an integral part of these financial statements.	11

Dana Small Cap Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 102.03% — (continued)
Real Estate — 7.61%
CoreSite Realty Corporation	3,121	$341,470
EastGroup Properties, Inc.	2,743	313,607
Preferred Apartment Communities, Inc., Class A	19,371	302,962
STAG Industrial, Inc.	11,039	317,702
		1,275,741
Utilities — 3.81%
Chesapeake Utilities Corporation	3,377	312,845
Southwest Gas Holdings, Inc.	3,912	325,440
		638,285
Total Common Stocks (Cost $15,398,792)		17,101,004

MONEY MARKET FUNDS — 0.77%

Federated Government Obligations Fund, Institutional Class, 2.31%(b)	129,807	129,807
Total Money Market Funds (Cost $129,807)		129,807

Total Investments — 102.80% (Cost $15,490,045)		17,230,811

Liabilities in Excess of Other Assets — (2.80)%		(469,560)

NET ASSETS — 100.00%		$16,761,251

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.

12	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund
Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.31%
Communication Services — 8.34%
Alphabet, Inc., Class C(a)	250	$297,120
AT&T, Inc.	7,000	216,720
Facebook, Inc., Class A(a)	2,500	483,500
T-Mobile US, Inc.(a)	1,000	72,990
		1,070,330
Consumer Discretionary — 14.19%
Amazon.com, Inc.(a)	270	520,160
Best Buy Company, Inc.	1,600	119,056
Home Depot, Inc. (The)	1,500	305,550
Lowe’s Companies, Inc.	3,500	395,990
McDonald’s Corporation	1,750	345,748
Tractor Supply Company	1,300	134,550
		1,821,054
Consumer Staples — 7.26%
General Mills, Inc.	4,200	216,174
Kimberly-Clark Corporation	1,600	205,408
PepsiCo, Inc.	2,500	320,125
Sysco Corporation	2,700	189,999
		931,706
Energy — 5.18%
Marathon Petroleum Corporation	2,900	176,523
Occidental Petroleum Corporation	3,500	206,080
Phillips 66	3,000	282,810
		665,413
Financials — 12.70%
American Express Company	3,000	351,690
Bank of America Corporation	10,000	305,800
MetLife, Inc.	4,300	198,359
PNC Financial Services Group, Inc. (The)	2,000	273,860
Starwood Property Trust, Inc.	9,000	207,450
U.S. Bancorp	5,500	293,260
		1,630,419

See accompanying notes which are an integral part of these financial statements.	13

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.31% — (continued)
Health Care — 13.90%
Becton, Dickinson and Company	1,250	$300,925
Bristol-Myers Squibb Company	5,000	232,150
Cigna Corporation	912	144,862
CVS Health Corporation	2,700	146,826
Emergent BioSolutions, Inc.(a)	2,800	144,704
Encompass Health Corporation	2,700	174,015
Stryker Corporation	2,000	377,820
WellCare Health Plans, Inc.(a)	700	180,845
Zoetis, Inc.	800	81,472
		1,783,619
Industrials — 7.45%
Allison Transmission Holdings, Inc.	3,900	182,754
Delta Air Lines, Inc.	3,700	215,673
Union Pacific Corporation	2,000	354,080
Waste Management, Inc.	1,900	203,946
		956,453
Information Technology — 23.68%
Accenture plc, Class A	1,500	274,005
Apple, Inc.	2,500	501,675
Automatic Data Processing, Inc.	2,000	328,780
Cisco Systems, Inc.	5,000	279,750
Intel Corporation	7,500	382,800
Mastercard, Inc., Class A	1,500	381,359
Microsoft Corporation	4,000	522,400
Visa, Inc., Class A	2,250	369,968
		3,040,737
Materials — 1.21%
Avery Dennison Corporation	1,400	154,910

Real Estate — 1.37%
American Tower Corporation, Class A	900	175,770

Utilities — 3.03%
NextEra Energy, Inc.	2,000	388,880

Total Common Stocks (Cost $9,687,097)		12,619,291

14	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
MONEY MARKET FUNDS — 1.63%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.35%(b)	208,678	$208,678
Total Money Market Funds (Cost $208,678)		208,678

Total Investments — 99.94% (Cost $9,895,775)		12,827,969

Other Assets in Excess of Liabilities — 0.06%		7,780

NET ASSETS — 100.00%		$12,835,749

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.

The sectors shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	15

Dana Funds
Statements of Assets and Liabilities

April 30, 2019 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Assets
Investments in securities at fair value (cost $124,335,971, $15,490,045 and $9,895,775) (Note 3)	$144,128,460	$17,230,811	$12,827,969
Receivable for fund shares sold	52,780	—	1,000
Dividends receivable	208,799	1,534	17,026
Receivable from Adviser (Note 4)	—	1,430	5,815
Prepaid expenses	25,525	21,733	26,424
Total Assets	144,415,564	17,255,508	12,878,234
Liabilities
Payable for fund shares redeemed	81,674	482,434	15
Payable to Adviser (Note 4)	69,689	—	—
Accrued Distribution (12b-1) fees (Note 4)	5,160	553	5,210
Payable to Administrator (Note 4)	12,706	7,583	6,660
Other accrued expenses	1,500	3,687	30,600
Total Liabilities	170,729	494,257	42,485
Net Assets	$144,244,835	$16,761,251	$12,835,749
Net Assets consist of:
Paid-in capital	117,511,547	15,243,713	9,259,703
Accumulated earnings	26,733,288	1,517,538	3,576,046
Net Assets	$144,244,835	$16,761,251	$12,835,749
Institutional Class:
Net Assets	$118,894,046	$14,401,862	$5,020,214
Shares outstanding (unlimited number of shares authorized, no par value)	5,556,337	1,371,236	450,798
Net asset value, offering and redemption price per share (Note 2)	$21.40	$10.50	$11.14
Investor Class:
Net Assets	$25,350,789	$2,359,389	$7,815,535
Shares outstanding (unlimited number of shares authorized, no par value)	1,184,870	226,609	682,330
Net asset value, offering and redemption price per share (Note 2)	$21.40	$10.41	$11.45

16	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Operations

For the six months ended April 30, 2019 (Unaudited)

	Dana Large Cap Equity Fund	Dana Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Investment Income
Dividend income	$2,151,235	$96,051	$142,726
Total investment income	2,151,235	96,051	142,726
Expenses
Investment Adviser fees (Note 4)	532,222	66,323	44,174
Administration fees (Note 4)	42,707	18,975	12,982
Distribution (12b-1) fees, Investor Class (Note 4)	33,168	3,887	9,813
Fund accounting fees (Note 4)	23,412	14,973	8,678
Registration expenses	20,586	18,438	14,269
Custodian fees	11,196	2,052	3,057
Transfer agent fees (Note 4)	10,197	11,473	13,161
Legal fees	9,222	9,222	19,559
Audit and tax preparation fees	9,000	9,000	9,284
Printing and postage expenses	5,839	1,753	1,564
Insurance expenses	5,457	1,450	1,217
Trustee fees (Note 4)	998	2,024	5,982
Interest expenses	62	—	3
Miscellaneous expenses	516	554	8,697
Total expenses	704,582	160,124	152,440
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(73,814)	(72,258)	(78,281)
Net operating expenses	630,768	87,866	74,159
Net investment income	1,520,467	8,185	68,567
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	6,687,938	(142,044)	640,673
Net change in unrealized appreciation on investment securities	1,143,445	546,963	225,769
Net realized and change in unrealized gain on investments	7,831,383	404,919	866,442
Net increase in net assets resulting from operations	$9,351,850	$413,104	$935,009

See accompanying notes which are an integral part of these financial statements.	17

Dana Funds
Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$1,520,467	$2,899,378	$8,185	$(61,414)
Net realized gain (loss) on investment securities transactions	6,687,938	16,014,437	(142,044)	1,549,728
Net change in unrealized appreciation (depreciation) of investment securities	1,143,445	(13,223,401)	546,963	(2,109,601)
Net increase (decrease) in net assets resulting from operations	9,351,850	5,690,414	413,104	(621,287)
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(14,597,614)	(7,459,066)	(1,098,363)	(4,138)
Investor Class	(2,966,990)	(1,701,334)	(245,803)	—
Total distributions	(17,564,604)	(9,160,400)	(1,344,166)	(4,138)
Capital Transactions - Institutional Class
Proceeds from shares sold	35,489,832	111,001,907	1,059,319	5,280,124
Reinvestment of distributions	11,446,426	5,913,368	1,065,847	3,493
Amount paid for shares redeemed	(97,893,113)	(70,457,043)	(3,159,881)	(2,548,354)
Total – Institutional Class	(50,956,855)	46,458,232	(1,034,715)	2,735,263
Capital Transactions – Investor Class
Proceeds from shares sold	331,274	1,935,954	92,951	320,769
Reinvestment of distributions	2,963,842	1,700,677	245,803	—
Amount paid for shares redeemed	(5,704,344)	(16,049,342)	(1,280,585)	(3,548,803)
Total – Investor Class	(2,409,228)	(12,412,711)	(941,831)	(3,228,034)
Net increase (decrease) in net assets resulting from capital transactions	(53,366,083)	34,045,521	(1,976,546)	(492,771)
Total Increase (Decrease) in Net Assets	(61,578,837)	30,626,024	(2,907,608)	(1,079,892)
Net Assets
Beginning of period	205,823,672	175,248,137	19,668,859	20,787,055
End of period	$144,244,835	$205,823,672	$16,761,251	$19,668,859

18	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Small Cap Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Share Transactions - Institutional Class
Shares sold	1,846,407	4,762,130	108,701	451,665
Shares issued in reinvestment of distributions	632,631	256,328	121,257	298
Shares redeemed	(4,838,690)	(3,032,827)	(318,915)	(217,413)
Total – Institutional Class	(2,359,652)	1,985,631	(88,957)	234,550
Share Transactions - Investor Class
Shares sold	16,009	83,654	9,379	27,535
Shares issued in reinvestment of distributions	163,842	73,934	28,189	—
Shares redeemed	(286,531)	(674,880)	(126,197)	(307,754)
Total – Investor Class	(106,680)	(517,292)	(88,629)	(280,219)

See accompanying notes which are an integral part of these financial statements.	19

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$68,567	$88,672
Net realized gain on investment securities transactions	640,673	1,642,707
Net change in unrealized appreciation (depreciation) of investment securities	225,769	(375,549)
Net increase in net assets resulting from operations	935,009	1,355,830
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(715,306)	(1,192,255)
Investor Class	(976,870)	(1,895,929)
Total distributions	(1,692,176)	(3,088,184)
Capital Transactions - Institutional Class
Proceeds from shares sold	97,504	790,410
Reinvestment of distributions	703,536	1,191,071
Amount paid for shares redeemed	(1,924,007)	(2,245,859)
Total – Institutional Class	(1,122,967)	(264,378)
Capital Transactions – Investor Class
Proceeds from shares sold	245,678	594,407
Reinvestment of distributions	957,190	1,843,847
Amount paid for shares redeemed	(2,008,046)	(5,958,253)
Total – Investor Class	(805,178)	(3,519,999)
Net decrease in net assets resulting from capital transactions	(1,928,145)	(3,784,377)
Total Decrease in Net Assets	(2,685,312)	(5,516,731)
Net Assets
Beginning of period	15,521,061	21,037,792
End of period	$12,835,749	$15,521,061

20	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Share Transactions - Institutional Class
Shares sold	9,237	64,220
Shares issued in reinvestment of distributions	69,452	100,783
Shares redeemed	(177,243)	(183,044)
Total – Institutional Class	(98,554)	(18,041)
Share Transactions - Investor Class
Shares sold	21,994	47,246
Shares issued in reinvestment of distributions	91,870	152,260
Shares redeemed	(178,182)	(470,149)
Total – Investor Class	(64,318)	(270,643)

See accompanying notes which are an integral part of these financial statements.	21

Dana Large Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019		Years Ended October 31,
	(Unaudited)		2018	2017		2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of period	$22.35		$22.64	$17.67		$18.22	$18.52	$17.19

Investment operations:
Net investment income	0.22		0.32	0.32		0.26 (a)	0.19	0.26
Net realized and unrealized gain (loss) on investments	1.16		0.45	4.96		(0.56)	0.52 (b)	2.44
Total from investment operations	1.38		0.77	5.28		(0.30)	0.71	2.70

Less distributions to shareholders from:
Net investment income	(0.19)		(0.32)	(0.31)		(0.25)	(0.19)	(0.25)
Net realized gains	(2.14)		(0.74)	—		—	(0.83)	(1.12)
Total distributions	(2.33)		(1.06)	(0.31)		(0.25)	(1.02)	(1.37)

Redemption fees	—		—	—	(c)	— (c)	0.01	—

Net asset value, end of period	$21.40		$22.35	$22.64		$17.67	$18.22	$18.52

Total Return(d)	8.11	%(e)	3.27%	30.11%		(1.66)%	3.89%	16.60%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$118,894		$176,954	$134,291		$138,540	$117,663	$6,919
Before waiver
Ratio of expenses to average net assets	0.82	%(f)	0.86%	0.92%		0.91%	1.00%	1.68%
After waiver
Ratio of expenses to average net assets	0.73	%(f)	0.73%	0.74	%(g)	0.73%	0.73%	0.73%
Ratio of net investment income to average net assets	1.90	%(f)	1.41%	1.48%		1.45%	1.25%	1.34%
Portfolio turnover rate(h)	28	%(e)	58%	50%		69%	45%	57%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

22	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019		Years Ended October 31,
	(Unaudited)		2018	2017		2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of period	$22.35		$22.64	$17.68		$18.23	$18.54	$17.19

Investment operations:
Net investment income	0.17		0.28	0.24		0.22 (a)	0.18	0.19
Net realized and unrealized gain (loss) on investments	1.19		0.43	4.98		(0.57)	0.49 (b)	2.46
Total from investment operations	1.36		0.71	5.22		(0.35)	0.67	2.65

Less distributions to shareholders from:
Net investment income	(0.17)		(0.26)	(0.26)		(0.20)	(0.15)	(0.18)
Net realized gains	(2.14)		(0.74)	—		—	(0.83)	(1.12)
Total distributions	(2.31)		(1.00)	(0.26)		(0.20)	(0.98)	(1.30)

Redemption fees	—		—	—		— (c)	— (c)	— (c)

Net asset value, end of period	$21.40		$22.35	$22.64		$17.68	$18.23	$18.54

Total Return(d)	8.01	%(e)	3.01%	29.72%		(1.91)%	3.61%	16.23%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$25,351		$28,870	$40,957		$32,514	$36,909	$29,197
Before waiver
Ratio of expenses to average net assets	1.07	%(f)	1.11%	1.17%		1.16%	1.25%	1.93%
After waiver
Ratio of expenses to average net assets	0.98	%(f)	0.98%	0.99	%(g)	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.63	%(f)	1.17%	1.20%		1.22%	1.00%	1.09%
Portfolio turnover rate(h)	28	%(e)	58%	50%		69%	45%	57%

(a)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(b)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	23

Dana Small Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019		Years Ended October 31,		For the Period Ended October 31,
	(Unaudited)		2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.09		$11.43	$9.30	$10.00

Investment operations:
Net investment income	—	(b)	(0.03)	— (b)	0.01
Net realized and unrealized gain (loss) on investments	0.22		(0.31)	2.14	(0.70	)(c)
Total from investment operations	0.22		(0.34)	2.14	(0.69)

Less distributions to shareholders from:
Net investment income	—		— (b)	(0.01)	(0.01)
Net realized gains	(0.81)		—	—	—
Total distributions	(0.81)		— (b)	(0.01)	(0.01)

Redemption fees	—		—	—	—	(b)

Net asset value, end of period	$10.50		$11.09	$11.43	$9.30

Total Return(d)	3.39	%(e)	(2.95)%	23.08%	(6.87	)%(e)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$14,402		$16,196	$14,011	$6,575
Before waiver
Ratio of expenses to average net assets	1.77	%(f)	1.75%	2.02%	4.11	%(f)
After waiver
Ratio of expenses to average net assets	0.95	%(f)	0.95%	0.95%	0.95	%(f)
Ratio of net investment income (loss) to average net assets	0.13	%(f)	(0.24)%	—%	0.12	%(f)
Portfolio turnover rate(g)	31	%(e)	78%	58%	54	%(e)

(a)	For the period November 3, 2015 (commencement of operations) to October 31, 2016.
(b)	Rounds to less than $0.005 per share.
(c)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

24	See accompanying notes which are an integral part of these financial statements.

Dana Small Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019		Years Ended October 31,		For the Period Ended October 31,
	(Unaudited)		2018	2017	2016(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.02		$11.38	$9.28	$10.00

Investment operations:
Net investment loss	(0.02)		(0.08)	(0.02)	—	(b)(c)
Net realized and unrealized gain (loss) on investments	0.22		(0.28)	2.13	(0.71	)(d)
Total from investment operations	0.20		(0.36)	2.11	(0.71)

Less distributions to shareholders from:
Net investment income	—		—	(0.01)	(0.01)
Net realized gains	(0.81)		—	—	—
Total distributions	(0.81)		—	(0.01)	(0.01)

Redemption fees	—		—	—	—	(c)

Net asset value, end of period	$10.41		$11.02	$11.38	$9.28

Total Return(e)	3.23	%(f)	(3.16)%	22.73%	(7.13	)%(f)

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$2,359		$3,473	$6,776	$3,604
Before waiver
Ratio of expenses to average net assets	2.02	%(g)	2.00%	2.27%	4.53	%(g)
After waiver
Ratio of expenses to average net assets	1.20	%(g)	1.20%	1.20%	1.20	%(g)
Ratio of net investment loss to average net assets	(0.09	)%(g)	(0.46)%	(0.25)%	(0.10	)%(g)
Portfolio turnover rate(h)	31	%(f)	78%	58%	54	%(f)

(a)	For the period November 3, 2015 (commencement of operations) to October 31, 2016.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(f)	Not annualized
(g)	Annualized
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	25

Dana Epiphany ESG Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019(a)		Years Ended October 31,
	(Unaudited)		2018	2017(a)	2016		2015		2014
Selected Per Share Data:
Net asset value, beginning of period	$11.80		$13.09	$10.86	$11.64		$12.68		$12.71

Investment operations:
Net investment income (loss)	0.07		0.08 (b)	0.04 (b)	(0.03	)(b)	(0.05	)(b)	(0.06	)(b)
Net realized and unrealized gain (loss) on investments	0.71		0.74	2.37	(0.15)		(0.03)		1.47
Total from investment operations	0.78		0.82	2.41	(0.18)		(0.08)		1.41

Less distributions to shareholders from:
Net investment income	(0.05)		(0.08)	(0.01)	—	(c)	—		—
Net realized gains	(1.39)		(2.03)	(0.17)	(0.60)		(0.96)		(1.44)
Total distributions	(1.44)		(2.11)	(0.18)	(0.60)		(0.96)		(1.44)

Redemption fees(c)	—		—	—	—		—		—

Net asset value, end of period	$11.14		$11.80	$13.09	$10.86		$11.64		$12.68

Total Return(d)	7.80	%(e)	6.32%	22.46%	(1.46)%		(1.03)%		12.16%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$5,020		$6,485	$7,429	$6,748		$7,175		$7,345
Before waiver
Ratio of expenses to average net assets	2.15	%(f)	1.63%	2.15%	2.43%		2.42%		2.35%
After waiver
Ratio of expenses to average net assets	0.97	%(f)	1.25%	1.82%	2.25%		2.25%		2.25%
Ratio of net investment income (loss) to average net assets	1.17	%(f)	0.62%	0.36%	(0.27)%		(0.39)%		(0.47)%
Portfolio turnover rate(g)	21	%(e)	23%	97%	63%		81%		70%

(a)	Effective May 30, 2017, Class C shares were renamed Class I shares. Effective December 19, 2018, Class I shares were renamed Institutional Class shares.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

26	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each period)

	Six Months Ended April 30, 2019(a)		Years Ended October 31,
	(Unaudited)		2018	2017	2016	2015(a)	2014
Selected Per Share Data:
Net asset value, beginning of period	$12.10		$13.38	$11.12	$11.88	$12.85	$12.82

Investment operations:
Net investment income	0.05		0.05 (b)	0.08 (b)	0.05 (b)	0.04 (b)	0.03 (b)
Net realized and unrealized gain (loss) on investments	0.73		0.75	2.43	(0.15)	0.03	1.49
Total from investment operations	0.78		0.80	2.51	(0.10)	0.07	1.52

Less distributions to shareholders from:
Net investment income	(0.04)		(0.05)	(0.08)	(0.04)	(0.08)	(0.05)
Net realized gains	(1.39)		(2.03)	(0.17)	(0.60)	(0.96)	(1.44)
Return of capital	—		—	—	(0.02)	—	—
Total distributions	(1.43)		(2.08)	(0.25)	(0.66)	(1.04)	(1.49)

Redemption fees(c)	—		—	—	—	—	—

Net asset value, end of period	$11.45		$12.10	$13.38	$11.12	$11.88	$12.85

Total Return(d)	7.58	%(e)	6.03%	22.86%	(0.72)%	0.25%	12.96%

Ratios and Supplemental Data:

Net assets, end of period (000 omitted)	$7,816		$9,036	$13,609	$19,657	$22,619	$19,283
Before waiver
Ratio of expenses to average net assets	2.40	%(f)	1.87%	1.82%	1.68%	1.68%	1.60%
After waiver
Ratio of expenses to average net assets	1.22	%(f)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.93	%(f)	0.38%	0.69%	0.48%	0.36%	0.26%
Portfolio turnover rate(g)	21	%(e)	23%	97%	63%	81%	70%

(a)	On June 1, 2015, Class N shares were renamed Class A Shares. Effective December 19, 2018, Class A shares were renamed Investor Class shares.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized
(f)	Annualized
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	27

Dana Funds
Notes to the Financial Statements

April 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”), the Dana Small Cap Equity Fund (the “Small Cap Fund”), and Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) (each a “Fund” and collectively, the “Funds”) are each an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund, Small Cap Fund, and Epiphany ESG Fund currently offer Investor Class shares and Institutional Class shares. Effective on the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which was subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Prior to February 28, 2017, all share classes of the Large Cap Fund and the Small Cap Fund imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

On December 17, 2018, at a special meeting, the shareholders of the Epiphany FFV Fund, a series of the Epiphany Funds, approved the reorganization of the Epiphany FFV Fund with and into the Epiphany ESG Fund, a “shell” series of the Trust, and effective as of the close of business on December 19, 2018, the assets and liabilities of the Epiphany FFV Fund were transferred to the Trust in exchange for shares of the Epiphany ESG Fund. Shareholders of Class A shares of the Epiphany FFV Fund received Investor Class shares of the Epiphany ESG Fund and shareholders of Class I shares of the Epiphany FFV Fund received Institutional Class shares of the Epiphany ESG Fund. The Epiphany ESG Fund succeeded to the accounting and performance histories of the Epiphany FFV Fund. The Epiphany FFV Fund had the same investment objectives and substantially the same investment strategies and policies as the Epiphany ESG Fund. The Epiphany FFV Fund commenced operations in 2007.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

28

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2019, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the six months ended April 30, 2019, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Share Valuation – The NAV per share of each class of the Fund is calculated each day the New York Stock Exchange is open by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class.

29

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

● Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

● Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

30

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2019:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$142,360,659	$—	$—	$142,360,659
Money Market Funds	1,767,801	—	—	1,767,801
Total	$144,128,460	$—	$—	$144,128,460

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,101,004	$—	$—	$17,101,004
Money Market Funds	129,807	—	—	129,807
Total	$17,230,811	$—	$—	$17,230,811

Epiphany ESG Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$12,619,291	$—	$—	$12,619,291
Money Market Funds	208,678	—	—	208,678
Total	$12,827,969	$—	$—	$12,827,969

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

31

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65%, 0.75% and 0.65% of the average daily net assets of the Large Cap Fund, the Small Cap Fund and the Epiphany ESG Fund, respectively. Prior to July 1, 2018, the Funds were obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% and 0.80% of the average daily net assets of the Large Cap Fund and the Small Cap Fund, respectively. For the six months ended April 30, 2019, the Adviser earned fees of $532,222 from the Large Cap Fund and $66,323 from the Small Cap Fund. For the period from November 1, 2018 to December 19, 2018, the investment adviser for the Epiphany ESG Fund was Trinity Fiduciary Partners, LLC (“Trinity”) and earned fees of $13,645 from the Epiphany ESG Fund. For the period from December 20, 2018 to April 30, 2019, the Adviser earned fees of $30,529 from the Epiphany ESG Fund. At April 30, 2019, the Large Cap Fund owed the Adviser $69,689 and the Adviser owed the Small Cap Fund and Epiphany ESG Fund $1,430 and $5,815, respectively.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 29, 2020, for the Large Cap Fund and the Small Cap Fund and through February 28, 2021 for the Epiphany ESG Fund, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 0.73% of the average daily net assets of the Institutional Class and the Investor Class for the Large Cap Fund, 0.95% of the average daily net assets of the Institutional Class and the Investor Class for the Small Cap Fund, and 0.85% of the average daily net assets of the Institutional Class and the Investor Class for the Epiphany ESG Fund. Prior to December 20, 2018, Trinity contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Epiphany FFV Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and indirect expenses (such as “acquired funds fees and expenses”) did not exceed 1.25% of the average daily net assets of the Class A Shares and 1.00% for the Class I Shares.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the waiver or reimbursement, and the expense limitation in effect at the time of the repayment. The expense cap may not be terminated prior to these dates except by mutual consent of the Adviser and the Board. For the six months ended April 30, 2019, the Adviser waived fees or reimbursed expenses of $73,814 in the Large Cap Fund and $72,258 in the Small Cap Fund. For the period from November 1, 2018 to December 19, 2018, Trinity waived fees or reimbursed expenses of $22,577 in the Epiphany FFV Fund. Fees waived by Trinity are not subject to repayment. For the period from December 20, 2018 to April 30, 2019, the Adviser waived fees or reimbursed expenses of $55,704 in the Epiphany ESG Fund.

32

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

Recoverable through	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
October 31, 2019	$151,595	$98,373	$—
October 31, 2020	277,301	170,116	—
October 31, 2021	267,323	170,979	—
April 30, 2022	73,814	72,258	55,704

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration and compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. Prior to December 20, 2018, Mutual Shareholder Services, LLC (“MSS”) provided these services for the Epiphany FFV Fund. For the six months ended April 30, 2019, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2019 were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Administration	$42,707	$18,975	$12,982
Fund accounting	23,412	14,973	8,678
Transfer agent	10,197	11,473	13,161
Payable to Ultimus	12,706	7,583	6,660

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Funds’ shares.

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Funds will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average daily net assets for the Investor Class shares in connection with the promotion and distribution of the Funds’ shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Investor Class shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Funds or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended April 30, 2019, Investor Class shares 12b-1 expense incurred by the Large Cap

33

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

Fund, Small Cap Fund and Epiphany ESG Fund were $33,168, $3,887 and $9,813, respectively. As of April 30, 2019, the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund owed the Distributor $5,160, $553 and $5,210, respectively, for Investor Class 12b-1 fees.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Purchases	$45,746,708	$5,493,093	$2,863,981

Sales	115,327,925	8,309,935	6,273,339

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Gross unrealized appreciation	$22,219,816	$2,538,495	$3,151,319
Gross unrealized depreciation	(2,548,963)	(821,377)	(223,599)
Net unrealized appreciation on investments	19,670,853	1,717,118	2,927,720
Tax cost of investments	124,457,607	15,513,693	9,900,249

At April 30, 2019, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund was attributable primarily to the tax deferral of losses on wash sales and the return of capital adjustments from real estate investment trusts.

At October 31, 2018, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Large Cap Fund	$290,451	$16,128,183	$—	$18,527,408	$34,946,042
Small Cap Fund	—	1,344,165	(65,720)	1,170,155	2,448,600
Epiphany ESG Fund	560	1,630,703	—	2,701,950	4,333,213

34

Dana Funds
Notes to the Financial Statements (continued)

April 30, 2019 (Unaudited)

The tax character of distributions for the fiscal year ended October 31, 2018 was as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Distributions paid from:
Ordinary income(a)	$2,795,130	$—	$1,549,554
Long-term capital gains	6,365,270	4,138	1,538,630
Total distributions paid	$9,160,400	$4,138	$3,088,184

(a)	For federal tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2018, the Small Cap Fund utilized $202,264 of its capital loss carryforwards.

For the tax year ended October 31, 2018, the Small Cap Fund deferred Qualified Late Year Ordinary losses of $65,720.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

35

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

36

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value, November 1, 2018	Ending Account Value, April 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Large Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 1,081.10	$3.77	0.73%

	Hypothetical (b)	$ 1,000.00	$ 1,021.17	$3.66	0.73%

Investor Class	Actual	$ 1,000.00	$ 1,080.10	$5.05	0.98%

	Hypothetical (b)	$ 1,000.00	$ 1,019.93	$4.91	0.98%
Small Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 1,033.90	$4.79	0.95%

	Hypothetical (b)	$ 1,000.00	$ 1,020.08	$4.76	0.95%

Investor Class	Actual	$ 1,000.00	$ 1,032.30	$6.05	1.20%

	Hypothetical (b)	$ 1,000.00	$ 1,018.84	$6.01	1.20%
Epiphany ESG Fund
Institutional Class	Actual	$ 1,000.00	$ 1,078.00	$5.00	0.97%

	Hypothetical (b)	$ 1,000.00	$ 1,019.98	$4.86	0.97%

Investor Class	Actual	$ 1,000.00	$ 1,075.80	$6.28	1.22%

	Hypothetical (b)	$ 1,000.00	$ 1,018.74	$6.11	1.22%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s investment adviser for the period beginning November 1, 2018 to April 30, 2019. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

37

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 6-7, 2018, the Board of Trustees (the “Board”) considered the approval of the Investment Advisory Agreement (the “Dana Epiphany Agreement”) between Valued Advisers Trust (the “Trust”) and Dana Investment Advisors, Inc. (“Dana”) with respect to the Dana Epiphany ESG Equity Fund (the “Dana Epiphany Fund”). Dana provided written information to the Board to assist the Board in its considerations.

Trust counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in the memorandum from his firm, including the factors to be considered, and the application of those factors to Dana and the Dana Epiphany Agreement. The Trustees reflected upon their experience with Dana in managing other series of the Trust, including the information and various reports provided by the adviser at previous meetings of the Board. They also considered the information provided for their review in advance of the meeting, which included, among other things, a letter from Counsel to Dana, Dana’s response to that letter, financial statements of Dana, Dana’s Form ADV, and Dana’s Compliance Manual. The Board did not identify any particular information that was most relevant to its consideration to approve the Dana Epiphany Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Dana. The Board considered responsibilities that Dana would have under the Dana Epiphany Agreement. The Trustees considered the services proposed to be provided by Dana to the Dana Epiphany Fund, including without limitation: Dana’s procedures for formulating investment recommendations and assuring compliance with the Dana Epiphany Fund’s investment objectives and limitations; the anticipated efforts of Dana during the Dana Epiphany Fund’s reorganization, its anticipated coordination of services for the Dana Epiphany Fund among the Dana Epiphany Fund’s service providers, and its anticipated efforts to promote the Dana Epiphany Fund and grow assets. The Trustees considered Dana’s continuity of, and commitment to retain, qualified personnel, Dana’s commitment to maintain and enhance its resources and systems, and Dana’s cooperation with the Board and counsel for the Dana Epiphany Fund. The Trustees acknowledged their reliance, in part, on their experience with Dana in its management of other series of the Trust. The Trustees considered Dana’s personnel, including the education and experience of Dana’s personnel and Dana’s compliance program, policies and procedures. After considering the foregoing information and further information in the meeting materials provided by Dana (including Dana’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Dana will be satisfactory and adequate for the Dana Epiphany Fund.

2.

Investment Performance of the Dana Epiphany Fund and Dana. The Board noted that while the Dana Epiphany Fund had not commenced operations and thus did not have investment performance information to review, the Board could consider the investment performance of Dana in managing accounts similar to the manner in which the Dana Epiphany Fund would be managed. The Board reviewed performance history of the Dana Catholic ESG Equity Strategy, noting that the strategy (gross of fees) underperformed the S&P 500 Index for the three-month, three-year, and five-year periods ended March 31, 2018, and outperformed the Index for the one-year, ten-year, and since inception periods ended March 31, 2018. After reviewing the performance, the Board concluded, in light of the foregoing factors, that the investment performance of Dana was satisfactory.

38

Investment Advisory Agreement Approval (Unaudited) (continued)

3.

The costs of the services to be provided and profits to be realized by Dana from the relationship with the Dana Epiphany Fund. The Board considered: the financial condition of Dana and the level of commitment to the Dana Epiphany Fund and Dana by the principals of Dana; the projected asset level of the Dana Epiphany Fund; Dana’s payment of startup and reorganization costs for the Dana Epiphany Fund; and the overall anticipated expenses of the Dana Epiphany Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for Dana in managing the Dana Epiphany Fund. The Board compared the expected fees and expenses of the Dana Epiphany Fund (including the management fee) to a peer group of other funds comparable to the Dana Epiphany Fund in terms of the type of fund, the style of investment management, the anticipated size of the Dana Epiphany Fund and the nature of the investment strategy and markets invested in, among other factors. The Board determined that the proposed management fee is comparable, although slightly higher than the average and lower than the median of its anticipated peer group, and that, in light of the anticipated contractual Expense Limitation Agreement the Dana Epiphany Fund’s anticipated expense ratio was lower than the average and median of its peer group. As compared to the anticipated Morningstar category, the Board observed that the Dana Epiphany Fund’s proposed management fee was above the average and median, and that, in light of the anticipated contractual Expense Limitation Agreement, the anticipated expense ratio was below the average and median. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Dana by the Dana Epiphany Fund were fair and reasonable.

4.

The extent to which economies of scale would be realized as the Dana Epiphany Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Dana Epiphany Fund’s investors. The Board considered the Dana Epiphany Fund’s fee arrangements with Dana. The Board noted that the management fee schedule included no breakpoints, but that the shareholders of the Dana Epiphany Fund would benefit from an Expense Limitation Agreement, and that the Dana Epiphany Fund is expected to benefit from economies of scale under the Trust’s agreements with service providers other than Dana. Following further discussion of the Dana Epiphany Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Dana Epiphany Fund’s fee arrangements with Dana were fair and reasonable in relation to the nature and quality of the services to be provided by Dana.

5.

Possible conflicts of interest and benefits to Dana. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Dana Epiphany Fund; the basis of decisions to buy or sell securities for the Dana Epiphany Fund; the substance and administration of Dana’s code of ethics and other relevant policies described in Dana’s Form ADV. The Trustees noted that Dana may utilize soft dollars and the Trustees noted Dana’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Dana, including the fact that the Dana Epiphany Fund would provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Dana and provide marginal cost efficiency. Following further consideration and discussion, the Board indicated that Dana’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by Dana from managing the Dana Epiphany Fund were acceptable.

39

Investment Advisory Agreement Approval (Unaudited) (continued)

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the Dana Epiphany Agreement.

40

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-280-9648

41

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

42

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PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 280-9648 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory Knoth, Principal Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Semi-Annual Report April 30, 2019

Foundry Partners Fundamental Small Cap
Value Fund

Investor Class – DRSVX
Institutional Class – DRISX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 247-1014 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 247-1014. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Market Overview and Fund Performance

Market Review

The markets ended the last two months of 2018 on a sour note as rising rates earlier in the year combined with escalating trade tensions weighed upon investor psyche. This feeling was short lived and the trend quickly reversed during the first four months of 2019 as a more accommodative Federal Reserve (“the FED”) provided a short-lived buying opportunity. The return of volatility to the market, after several years of equanimity, helped motivate the FED to adopt a “patient” attitude toward monetary policy changes and to assert that they are “data dependent” when assessing the need for such changes. This already meant the postponement of an expected tightening trend, including a sooner-than-expected end to the “quantitative tightening” associated with the run-off of maturing Treasury notes and mortgage-backed securities from the FED’s balance sheet.

Even with the U.S. economy moving on an orderly, slow-growth, targeted-inflation path, investors have become increasingly concerned about growth overseas. Europe continues to experience weakness, and the uncertainty over Brexit is hurting the U.K. All this has impacted the U.S. stock and bond markets. The FED appears to have lost its focus. We saw in the fourth quarter of 2018 what happens when monetary policy dries up any type of liquidity. With talks of negative rates potentially an option in a recession and the FED asking for the ability to buy stocks if necessary, the drug the FED is pushing is increasing in potency and leading to more danger! Most market participants understand that this madness can only end in pain. It has been, however, futile to fight the liquidity driven inflation of the stock market and unfortunately the world we live in today. The elephant in the room is when the music stops playing, what will the markets do?

Portfolio Review

Amidst the volatility the Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) held up well and outperformed the Fund’s benchmark, the Russell 2000® Value Index, by 62 basis points over the course of the six months ending on April 30, 2019. The largest detractors to performance were Information Technology, Financials, Real Estate and Utilities. Offsetting a portion of this weakness was Consumer Discretionary, Health Care, Energy, Materials and Communication Services.

Information Technology was our worst performing sector on a relative basis as our overweight and stock selection detracted from performance. Tech was the strongest area for the benchmark, posting an average 19% return over the past six months. While our names held up well rising on average 9%, they could not keep up with the higher multiple names and negative earning companies found in the benchmark. This has been a common theme across Sectors these past three years as narrative, rather than fundamentals, has been a larger driver of performance creating a massive headwind for disciplined value investors like ourselves. On a stock level basis, Plantronics, a headset manufacturer, and Netgear, a communication equipment company, both fell -12% and -11%, respectively. Offsetting these results were CSG Systems, a business service company for the communications industry, and Kulicke & Soffa, a semiconductor equipment manufacturer. Both rose 29% and 16%, respectively, on better than expected results despite concerns of slower technology spend heading into 2019.

Semi-Annual Report

1

Market Overview and Fund Performance (Continued)

Our underweights in Utilities and Real Estate also detracted from performance despite better stock selection than the Index. The expectations for lower rates going forward combined with the increase in volatility created a flight to safety and flight to yield environment for investors. We have been underweight Utilities for quite some time given stretched valuations. While valuations within Real Estate have become more attractive of late, they still do not warrant a more aggressive weighting as valuations and potential upside are more attractive elsewhere.

Consumer Discretionary was the Fund’s strongest performing sector driven by stock selection. Avoiding several of the more structurally challenged retailers within the space proved beneficial for the Fund. Group 1 Automotive (+37%), an automotive dealership, and Aaron’s (+18%), a rent to own retailer, were more insulated to the Amazon effect and reported results that beat Street estimates. Our two homebuilders, KB Home (+30%) and M/I Homes (+16%), benefitted from a more sanguine housing market given the lower rate environment. Helen of Troy (+16%), a manufacturer of kitchen and household items, also rose on the back of this tailwind combined with lower oil prices, which is a major driver of their cost of goods sold.

As volatility increases, we believe that stock picking will become an increasingly important factor in outperformance. This bodes well for our contrarian, fundamental value-driven process, as we continue to focus our efforts on building the portfolio one stock at a time. We believe this disciplined, value-based approach - together with our conscious decision to avoid chasing overvalued stocks when they rally - has been the key to our success over the past decade.

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of April 30, 2019 and are subject to change at any time.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

Semi-Annual Report

2

Investment Results (Unaudited)

Average Annual Total Returns(a) As of April 30, 2019
	Investor Class	Institutional Class	Russell 2000® Value Index(b)
Six Months	4.27%	4.39%	3.77%
One Year	0.85%	1.12%	2.19%
Three Year	8.40%	8.68%	11.46%
Five Year	5.69%	5.96%	6.94%
Ten Year	11.84%	12.14%	12.87%
Since Inception (8/22/07)	N/A	6.98%	6.32%
Since Inception (12/31/03)	9.51%	N/A	7.81%
	Expense Ratios(c)
	Investor Class	Institutional Class
	1.32%	1.07%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 28, 2019. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. The contractual agreement is effective through February 29, 2020. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by

Semi-Annual Report

3

Investment Results (Unaudited) (Continued)

the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement, and the expense limitation in place at the time of the repayment. Information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the financial highlights.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Semi-Annual Report

4

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov.

Semi-Annual Report

5

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 94.62%
Communication Services — 2.91%
John Wiley & Sons, Inc., Class A	19,073	$880,791
Meredith Corporation	39,176	2,311,384
TEGNA, Inc.	159,444	2,538,349
		5,730,524
Consumer Discretionary — 11.28%
Aaron's, Inc.	31,167	1,735,690
Adtalem Global Education, Inc.(a)	51,533	2,541,608
American Axle & Manufacturing Holdings, Inc.(a)	153,970	2,271,057
Big Lots, Inc.	40,076	1,489,224
Bloomin' Brands, Inc.	164,452	3,287,395
Cooper Tire & Rubber Company	50,408	1,505,183
Group 1 Automotive, Inc.	28,616	2,240,919
KB Home	122,036	3,161,954
M/I Homes, Inc.(a)	38,171	1,075,277
Movado Group, Inc.	22,435	799,808
Wolverine World Wide, Inc.	57,654	2,122,243
		22,230,358
Consumer Staples — 1.13%
Energizer Holdings, Inc.	46,658	2,234,452
Energy — 3.59%
Alliance Resource Partners LP	63,442	1,222,527
Enerplus Corporation	48,350	442,403
Gran Tierra Energy, Inc.(a)	451,716	1,079,601
Southwestern Energy Company(a)	447,505	1,767,645
W&T Offshore, Inc.(a)	239,587	1,528,565
World Fuel Services Corporation	33,628	1,037,424
		7,078,165
Financials — 24.25%
AllianceBernstein Holding LP	99,028	2,922,316
Ameris Bancorp	15,064	549,233
Apollo Commercial Real Estate Finance, Inc.	143,276	2,684,992
COMMON STOCKS — (continued)
Financials — (continued)
Associated Banc-Corporation	158,096	$3,587,198
Berkshire Hills Bancorp, Inc.	36,460	1,093,435
CNO Financial Group, Inc.	116,807	1,933,156
Donnelley Financial Solutions, Inc.(a)	63,192	967,470
F.N.B. Corporation	156,035	1,892,705
First Midwest Bancorp, Inc.	137,600	2,954,272
Fulton Financial Corporation	215,640	3,719,790
Hancock Whitney Corporation	98,554	4,310,752
Hanover Insurance Group, Inc. (The)	6,751	814,238
International Bancshares Corporation	55,774	2,312,948
Nelnet, Inc., Class A	22,228	1,290,335
Old National Bancorp	245,834	4,198,845
TCF Financial Corporation	82,860	1,833,692
Umpqua Holdings Corporation	77,572	1,346,650
Valley National Bancorp	70,515	738,997
Waddell & Reed Financial, Inc., Class A	107,609	2,015,517
Washington Federal, Inc.	96,381	3,194,066
WesBanco, Inc.	38,046	1,534,015
Wintrust Financial Corporation	24,948	1,901,038
		47,795,660
Health Care — 1.19%
NextGen Healthcare, Inc.(a)	39,296	738,372
Select Medical Holdings Corporation(a)	112,225	1,612,673
		2,351,045
Industrials — 19.99%
AAR Corporation	46,645	1,575,202
Aegion Corporation(a)	52,408	1,043,443
Aircastle Ltd.	104,252	2,076,700
ArcBest Corporation	44,671	1,365,146
Barnes Group, Inc.	34,340	1,909,991

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

6

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Industrials — (continued)
Briggs & Stratton Corporation	52,856	$644,843
EMCOR Group, Inc.	40,038	3,368,798
EnerSys	17,767	1,229,299
Generac Holdings, Inc.(a)	35,101	1,930,204
Global Brass & Copper Holdings, Inc.	48,778	2,116,476
Hawaiian Holdings, Inc.	25,784	727,367
Herman Miller, Inc.	32,939	1,278,692
Hillenbrand, Inc.	33,559	1,443,708
Hyster-Yale Materials Handling, Inc., Class A	15,495	1,032,277
KBR, Inc.	122,837	2,729,438
Kelly Services, Inc., Class A	20,400	454,104
Kennametal, Inc.	51,770	2,107,039
Korn Ferry	19,150	900,433
Matthews International Corporation, Class A	38,055	1,524,483
Park-Ohio Holdings Corporation	21,231	777,692
Regal Beloit Corporation	42,042	3,576,933
Rush Enterprises, Inc., Class A	15,917	675,040
Universal Forest Products, Inc.	78,558	2,902,718
Wabash National Corporation	53,692	809,675
WESCO International, Inc.(a)	21,158	1,211,084
		39,410,785
Information Technology — 12.93%
AVX Corporation	84,873	1,384,279
Belden, Inc.	22,254	1,236,210
Celestica, Inc.(a)	182,693	1,302,601
ChipMOS Technology, Inc. - ADR	35,663	614,117
CSG Systems International, Inc.	57,111	2,550,006
Itron, Inc.(a)	44,400	2,382,504
Kulicke & Soffa Industries, Inc.	47,874	1,114,028
NETGEAR, Inc.(a)	12,284	381,173
Plantronics, Inc.	27,357	1,408,338
COMMON STOCKS — (continued)
Information Technology — (continued)
Sanmina Corporation(a)	72,420	$2,456,486
ScanSource, Inc.(a)	29,891	1,125,396
Science Applications International Corporation	29,568	2,216,122
Sykes Enterprises, Inc.(a)	35,223	977,438
Tech Data Corporation(a)	30,943	3,298,833
Vishay Intertechnology, Inc.	152,949	3,029,920
		25,477,451
Materials — 7.63%
Cabot Corporation	39,102	1,774,449
Cleveland-Cliffs, Inc.	81,131	810,499
Domtar Corporation	73,054	3,572,341
Kraton Corporation(a)	62,051	2,036,514
Mercer International, Inc.	87,334	1,236,649
Owens-Illinois, Inc.	103,174	2,038,718
Pan American Silver Corporation	128,695	1,635,713
Schnitzer Steel Industries, Inc., Class A	39,124	928,021
Stepan Company	10,905	1,009,149
		15,042,053
Real Estate — 6.25%
Ashford Hospitality Trust, Inc.	142,574	785,583
Brandywine Realty Trust	172,530	2,655,237
CoreCivic, Inc.	37,180	773,716
GEO Group, Inc. (The)	36,753	735,795
Hospitality Properties Trust	53,971	1,403,246
Kite Realty Group Trust	53,563	845,760
Lexington Realty Trust	320,233	2,904,512
Pennsylvania Real Estate Investment Trust	114,797	691,078
Piedmont Office Realty Trust, Inc., Class A	58,895	1,226,194
Potlatch Corporation	7,694	297,450
		12,318,571

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

7

Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — (continued)
Utilities — 3.47%
ALLETE, Inc.	30,616	$2,493,673
IDACORP, Inc.	14,653	1,450,940
Portland General Electric Company	55,268	2,891,069
		6,835,682
Total Common Stocks (Cost $174,641,460)		186,504,746
MONEY MARKET FUNDS — 5.38%
Federated Government Obligations Fund - Institutional Class, 2.31%(b)	10,596,359	10,596,359
Total Money Market Funds (Cost $10,596,359)		10,596,359
Total Investments — 100.00% (Cost $185,237,819)		197,101,105
Other Assets in Excess of Liabilities — 0.00% (c)		3,026
NET ASSETS — 100.00%		$197,104,131

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.
(c)	Amount is less than 0.005%.
ADR	— American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

8

Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets
Investments in securities at fair value (cost $185,237,819) (Note 3)	$197,101,105
Receivable for fund shares sold	139,667
Dividends receivable	84,335
Prepaid expenses	35,920
Total Assets	197,361,027
Liabilities
Payable for fund shares redeemed	71,174
Payable to Adviser (Note 4)	136,086
Accrued distribution (12b-1) fees	4,935
Payable to Administrator (Note 4)	18,037
Other accrued expenses	26,664
Total Liabilities	256,896
Net Assets	$197,104,131
Net Assets consist of:
Paid-in capital	182,054,373
Accumulated earnings	15,049,758
Net Assets	$197,104,131
Investor Class:
Net Assets	$23,948,503
Shares outstanding	1,143,155
Net asset value, offering and redemption price per share (Note 2)	$20.95
Institutional Class:
Net Assets	$173,155,628
Shares outstanding	8,232,919
Net asset value, offering and redemption price per share (Note 2)	$21.03

See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report

9

Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $8,176)	$3,102,472
Total investment income	3,102,472
Expenses
Investment Adviser fees (Note 4)	776,996
Administration fees (Note 4)	66,654
Distribution (12b-1) fees, Investor Class (Note 4)	30,079
Fund accounting fees (Note 4)	27,201
Registration expenses	21,883
Custodian fees	14,812
Legal fees	12,153
Transfer agent fees (Note 4)	11,501
Printing and postage expenses	10,000
Audit and tax preparation fees	9,252
Insurance expenses	6,108
Trustee fees	1,926
Miscellaneous	20,058
Net operating expenses	1,008,623
Net investment income	2,093,849
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	1,802,511
Net change in unrealized appreciation of investment securities	4,048,582
Net realized and change in unrealized gain on investments	5,851,093
Net increase in net assets resulting from operations	$7,944,942

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,093,849	$1,399,037
Net realized gain on investment securities transactions	1,802,511	14,113,059
Net change in unrealized appreciation (depreciation) of investment securities	4,048,582	(26,945,510)
Net increase (decrease) in net assets resulting from operations	7,944,942	(11,433,414)
Distributions to Shareholders From Earnings (Note 2)
Investor Class	(2,046,739)	(1,339,135)
Institutional Class	(13,206,296)	(5,456,746)
Total Distributions	(15,253,035)	(6,795,881)
Capital Transactions - Investor Class
Proceeds from shares sold	1,195,638	2,394,716
Reinvestment of distributions	1,992,112	1,319,586
Amount paid for shares redeemed	(3,837,149)	(16,819,179)
Total Capital Transactions - Investor Class	(649,399)	(13,104,877)
Capital Transactions - Institutional Class
Proceeds from shares sold	20,244,660	38,259,669
Reinvestment of distributions	12,712,182	5,229,045
Amount paid for shares redeemed	(11,368,161)	(22,224,432)
Total Capital Transactions - Institutional Class	21,588,681	21,264,282
Net increase in net assets resulting from capital transactions	20,939,282	8,159,405
Total Increase (Decrease) in Net Assets	13,631,189	(10,069,890)
Net Assets
Beginning of period	183,472,942	193,542,832
End of period	$197,104,131	$183,472,942

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets (Continued)

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Share Transactions - Investor Class
Shares sold	58,599	99,902
Shares issued in reinvestment of distributions	112,232	55,144
Shares redeemed	(190,661)	(710,278)
Total Share Transactions - Investor Class	(19,830)	(555,232)
Share Transactions - Institutional Class
Shares sold	994,711	1,596,204
Shares issued in reinvestment of distributions	714,168	217,786
Shares redeemed	(569,875)	(925,045)
Total Share Transactions - Institutional Class	1,139,004	888,945

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Investor Class Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Selected Per Share Data
Net asset value, beginning of period	$22.11		$24.32	$20.49	$21.41	$23.63	$23.87

Investment operations:
Net investment income	0.22		0.12	0.05	0.16	0.19	0.15
Net realized and unrealized gain (loss) on investments	0.40		(1.52)	4.37	1.32	(0.11)	2.13
Total from investment operations	0.62		(1.40)	4.42	1.48	0.08	2.28

Less distributions to shareholders from:
Net investment income	(0.08)		(0.08)	(0.13)	(0.26)	(0.18)	(0.16)
Net realized gains	(1.70)		(0.73)	(0.46)	(2.14)	(2.12)	(2.36)
Total distributions	(1.78)		(0.81)	(0.59)	(2.40)	(2.30)	(2.52)

Paid in capital from redemption fees	—		—	—	— (a)	— (a)	— (a)

Net asset value, end of period	$20.95		$22.11	$24.32	$20.49	$21.41	$23.63

Total Return (b)	4.27	%(c)	(6.02)%	21.68%	8.23%	0.21%	9.89%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$23,949		$25,715	$41,786	$38,864	$60,134	$64,020
Before waiver:
Ratio of expenses to average net assets	1.32	%(d)	1.31%	1.36%	1.43%	1.41%	1.37%
After waiver:
Ratio of expenses to average net assets	1.32	%(d)	1.31%	1.36%	1.43%	1.37%	1.25%
Ratio of net investment income to average net assets	2.11	%(d)	0.49%	0.22%	0.84%	0.87%	0.63%
Portfolio turnover rate (e)	16.20	%(c)	34.41%	28.16%	12.85%	43.59%	36.66%

(a)	Rounds to less than $0.005 per share.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees that were charged by the Fund prior to August 30, 2016.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Selected Per Share Data
Net asset value, beginning of period	$22.24		$24.46	$20.60	$21.52	$23.74	$23.98

Investment operations:
Net investment income	0.23		0.18	0.11	0.25	0.26	0.20 (a)
Net realized and unrealized gain (loss) on investments	0.41		(1.53)	4.39	1.29	(0.12)	2.14
Total from investment operations	0.64		(1.35)	4.50	1.54	0.14	2.34

Less distributions to shareholders from:
Net investment income	(0.15)		(0.14)	(0.18)	(0.32)	(0.24)	(0.22)
Net realized gains	(1.70)		(0.73)	(0.46)	(2.14)	(2.12)	(2.36)
Total distributions	(1.85)		(0.87)	(0.64)	(2.46)	(2.36)	(2.58)

Net asset value, end of period	$21.03		$22.24	$24.46	$20.60	$21.52	$23.74

Total Return (b)	4.39	%(c)	(5.78)%	22.01%	8.50%	0.46%	10.12%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$173,156		$157,758	$151,757	$97,987	$87,023	$82,086
Before waiver:
Ratio of expenses to average net assets	1.07	%(d)	1.06%	1.11%	1.18%	1.16%	1.12%
After waiver:
Ratio of expenses to average net assets	1.07	%(d)	1.06%	1.11%	1.18%	1.12%	1.00%
Ratio of net investment income to average net assets	2.32	%(d)	0.76%	0.45%	1.05%	1.12%	0.85%
Portfolio turnover rate (e)	16.20	%(c)	34.41%	28.16%	12.85%	43.59%	36.66%

(a)	Per share amounts calculated using average shares method.
(b)

Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, and excludes any sales charges and redemption fees that were charged by the Fund prior to August 30, 2016.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares and Institutional Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or as expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2019 (Unaudited)

Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”), which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income,

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16

expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share (“NAV”) of the Fund.

Share Valuation – The NAV per share of each class of the Fund is calculated each day the New York Stock Exchange is open by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2019 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

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The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$186,504,746	$—	$—	$186,504,746
Money Market Funds	10,596,359	—	—	10,596,359
Total	$197,101,105	$—	$—	$197,101,105

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the six months ended April 30, 2019, the Adviser earned a fee of $776,996 from the Fund. At April 30, 2019, the Fund owed the Adviser $136,086.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement, and the expense limitation in place at the time of the repayment. As of April 30, 2019, the Adviser has made no previous waivers that may be recouped. The contractual agreement is in effect through February 29, 2020. The expense cap may not be terminated prior to this date except by the Board. For the six months ended April 30, 2019, the Adviser did not waive any fees from the Fund.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), to provide the Fund with administration and compliance, including a chief compliance officer, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended April 30, 2019, the

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2019 (Unaudited)

Administrator earned fees of $66,654 for administrative services, $27,201 for fund accounting services, and $11,501 for transfer agent services. At April 30, 2019, the Administrator was owed $18,037 for administrative services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the “1940 Act”). The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the six months ended April 30, 2019, Investor Class shares 12b-1 expense incurred by the Fund was $30,079. The Fund owed $4,935 for Investor Class shares 12b-1 fees as of April 30, 2019.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2019, purchases and sales of investment securities, other than short-term investments, were $37,504,003 and $28,564,795, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2019.

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NOTE 6. FEDERAL INCOME TAXES

At April 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$20,351,636
Gross unrealized depreciation	(8,430,783)
Net unrealized appreciation on investments	$11,920,853
Tax cost of investments	$185,180,252

At April 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

At October 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Total Accumulated Earnings
$414,457	$14,071,123	$7,872,271	$22,357,851

The tax character of distributions for the fiscal year ended October 31, 2018 was as follows:

Distributions Paid From(a)
Ordinary Income	Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$1,037,875	$5,758,006	$6,795,881	$6,795,881

(a)

The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income and reclassification of distributions for tax purposes.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

April 30, 2019 (Unaudited)

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual	$1,000.00	$1,042.70	$6.69	1.32%
	Hypothetical (b)	$1,000.00	$1,018.25	$6.61	1.32%
Institutional Class	Actual	$1,000.00	$1,043.90	$5.42	1.07%
	Hypothetical (b)	$1,000.00	$1,019.49	$5.36	1.07%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

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Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-800-247-1014

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 247-1014 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory Knoth, Principal Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Foundry Partners, LLC

323 Washington Avenue North, Suite 360

Minneapolis, MN 55401

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 695-3729 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 695-3729. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Fund Adviser:

Kovitz Investment Group Partners, LLC
115 South LaSalle Street, 27th Floor
Chicago, IL 60603
Toll Free (888) 695-3729

MANAGEMENT DISCUSSION & ANALYSIS – (UNAUDITED)

Kovitz Investment Group, the Fund’s previous adviser, launched the Green Owl Intrinsic Value Fund (the “Fund”) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. To accomplish this, Fund management implements a fundamental, research-driven process, in order to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

We remain focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over the long haul through an understanding of its competitive advantages and management’s proficiency in the allocation of capital. We use absolute, rather than relative, methods to estimate companies’ intrinsic values and we use the movement of market prices around these intrinsic value estimates to construct and manage a portfolio of high-quality businesses that have the potential to create sustained shareholder value over many years.

Market and Performance Summary

For the first half of the fiscal year, November 1, 2018 through April 30, 2019, the Fund returned 10.22%, while the Fund’s primary benchmark, the S&P 500® Index (“S&P 500”), returned 9.76% over the same period. Since inception on December 27, 2011, the Fund has compounded at an annual rate of 12.73%, versus 14.57% annually for the S&P 500.

Substantially all of the return came in the second half of the period, as the first half of the period was marred by the worst December performance since the Great Depression (Fund down 10.13%). So much for the Efficient Market Hypothesis.

The downdraft in the first half of the period finally provided us with the volatility that creates excellent long-term opportunities for well-equipped investors. The substantial investments in time prior to the sell-off by our research team paid off as we were prepared to take advantage of stock price volatility, to allocate capital to more discounted companies within the portfolio, and to add outstanding new businesses that became available at attractive prices. As a result, we believe we monetized the volatility by substantially reducing risk in the portfolio and improving its prospective long-term returns.

Regardless of which way the market winds blow next, we will continue to invest on the basis of value and its relationship to price, while refraining from trying to time the market based on predictions of future macroeconomic data or investor psychology. Our base assumption is that markets are inherently unpredictable and we aim only to navigate and profit from the inevitable upheaval the equity markets so frequently deliver. We are contrarian and confident in our investment process, which requires us to filter out distractions and the gyrations of the overall market and focus on the fundamentals and valuation of each individual business we analyze. This is the best way we know of to compound our shareholders’ capital over the long-term.

We believe that we own a carefully selected collection of businesses whose combination of high quality, low valuation, and attractive growth prospects make them a much more appealing investment than, say, the set of 500 companies that comprise the S&P 500. As Warren Buffett noted in his most recent annual letter to shareholders, he does not view his publicly traded equity holdings “as a collection of ticker symbols – a financial dalliance to be terminated because of downgrades by ‘the Street,’ expected Federal Reserve actions, possible political developments, forecasts by economists or whatever else might be the subject du jour.” We would add that the stock market should be viewed purely as a conduit for purchasing fractional ownership stakes in great businesses using the mindset of a private equity investor who purchases businesses in their entirety.

1

We believe the Fund’s current portfolio is likely the highest quality one we’ve ever assembled. It includes dominant franchises like Berkshire Hathaway (BRKA/B), Apple, (AAPL), JPMorgan Chase (JPM), and Walt Disney (DIS); long-term compounders such as Alphabet (GOOG), Facebook (FB), Aon (AON), Analog Devices (ADI) and Expedia (EXPE); first-rate market share gainers like Starbucks (SBUX), CarMax (KMX), Charles Schwab (SCHW), and CBRE Group (CBRE); and lesser-known leaders in their respective industries like Quanta Services (PWR), Blackstone (BX), AMERCO (UHAL), and Valmont (VMI). Of course, we could blindly choose as many high-quality companies as possible and claim victory. However, overpaying for a quality business will eventually destroy capital just as assuredly as buying a deteriorating business at a seemingly low price. Price matters and the current valuation of each of these holdings makes us optimistic that the portfolio, as a whole, will provide the opportunity for us to generate attractive returns after an adjustment for risk on a forward-looking basis.

Performance Attribution

The individual positions that contributed the most to performance during the period were Quanta Services, Analog Devices, Naspers (NPSNY), CBRE Group, and Starbucks.

The individual positions that detracted the most from performance during the period were CBS (CBS), Goldman Sachs (GS), Bayer (BAYZF), American Airlines (AAL), and Apple.

Portfolio Activity

We continue to look for companies that have strong balance sheets, generate significant free cash flow, have management teams that allocate capital to maximize per-share value, and that sell at a discount to our estimate of fair value. Finding candidates that meet the first three criteria has always been somewhat difficult, but it is the fourth criteria – price – that is the largest impediment to finding qualifying opportunities today. While bargain-priced stocks are relatively tough to come by these days, we had a fairly active period in sourcing new opportunities and increasing existing positions undoubtedly helped by recent volatility.

The following portfolio actions were taken during the period

Initiated positions in the following 4 companies: Booking Holdings (BKNG), Charles Schwab, FedEx (FDX), Philip Morris (PM).

Increased position size in the following company: American Airlines.

Exited positions in the following 3 companies: Harley Davidson (HOG), Starbucks and Walgreens Boots Alliance (WBA).

Decreased position sizes in the following 8 companies: Analog Devices, Aon, Bank of America (BAC), Berkshire Hathaway, Boeing, CBRE Group, JP Morgan, and Quanta Services.

As of April 30, 2019, the Fund’s five largest positions were Berkshire Hathaway, Apple, Alphabet, CarMax, and CBS, comprising 25% of the Fund’s assets.

We trimmed, on average, about a third of our exposure to Boeing as its position size grew disproportionately to the rest of the portfolio due to the shares’ above average performance. As it happens, the timing was favorable as it came just prior to the devastating Ethiopian Airlines crash involving Boeing’s 737 MAX 8(a) airplane, which was the second crash involving this relatively new airplane model in a span of five months. First, let’s get the ugly truth out of the way: it’s uncomfortable to discuss investment implications when there has been a tragic loss of life. We

(a)

The Boeing 737 MAX 8 is based on earlier 737 designs. It has been updated with more efficient engines, aerodynamic improvements, and airframe modifications. It has been in active service for almost two years and currently 370 aircraft are being operated by many global airlines.

2

incur all sorts of risks investing in businesses through the equity markets and while they are typically less dramatic, we must be prepared to encounter tough situations such as this. As stewards of your capital, we are bound to not make decisions based on emotions but on reasoned judgement.

That being said, after the shares declined by as much as 18% following the crash and closed the quarter off 13%, we are comfortable maintaining our current positioning in client accounts. This is based primarily on our belief that further downside over our longer-term investment horizon seems limited. We acknowledge the likelihood of a temporary disruption to Boeing’s cash flow expectations due to the cost of getting the plane back safely in service, potential delays in delivering new aircraft, and compensation to airlines for their grounded fleet. Also, legal liabilities will need to be accrued for and fines will likely be assessed. Yet, Boeing generates more cash than any industrial company in the world and its balance sheet is extremely sturdy with little leverage. This financial strength will be invaluable as Boeing spares no expense to support a critical global franchise.

Furthermore, these tragedies – from a purely analytical perspective that by no means lessens the human cost of these accidents – ironically illustrate how Boeing may be among the most indispensable companies in the world with an impenetrable moat.

Worldwide air travel is growing rapidly with projections for mid-single digit percentage increases annually for an extended period. Per Boeing’s CEO, Dennis Muilenburg, 80% of the world’s population has never taken a flight. Lower fares and rapidly rising living standards in emerging economies has created a demand for travel that airlines are more than willing to supply. As it stands currently and for the foreseeable future, airlines do not have an option to purchase the planes needed to upgrade their aging fleets from anyone other than Boeing and its partner in duopoly, Airbus. The two combined have a 7-year purchase order backlog of more than 10,000 airplanes for their single aisle workhorses, the 737 MAX (Boeing) and the A320neo (Airbus). Why is the backlog so great? Because the new models of airplanes being produced are dramatically more fuel efficient than older versions. Jet fuel is the second largest cost, behind labor, for an airline. Fuel savings from more efficient jets is now, more than ever, likely to be a distinguishing factor between successful and less successful (possibly, out of business) airlines.

Herein lies the stickiness of Boeing’s order backlog: even if a Boeing customer would be so bold as to try to switch orders to Airbus, they can’t get them. Airbus’ production slots are booked up for years to come, and, unless an airline would be an extremely important strategic win for Airbus to the extent that Airbus would sacrifice its relationship with its other customers, new orders would have to wait until Airbus’ current customers get their planes. Airlines waiting six or seven years for Airbus planes will simply burn considerably more fuel with its existing fleet of older 737s than an airline with new A320neos. If an airline with older generation jets competes with a carrier equipped with the next generation ones, the next generation carrier can charge a lower price and can still make a decent profit. The airline with less fuel-efficient planes will be forced to match the fares with possibly loss-making margins. Therefore, new planes are essential and they can only come from Boeing. This means Boeing has many parties with a vested interest in its viability.

One of the questions we ask ourselves as investors is, “If the business vaporized tomorrow, who would care?” There are many hugely important companies, but surprisingly few that would undeniably be missed. If Walmart closed all its physical stores and online presence tomorrow, no doubt many would be inconvenienced. However, they compete in a cut-throat arena and the bulk of former Walmart purchases would flow relatively quickly to the behemoths of Amazon, Target, Kroger, and many others. Johnson and Johnson? Its products are essential to many peoples’ daily personal care and medical needs, yet J&J competitors also abound. It wouldn’t take long for companies who offer similar products in each of J&J’s product lines to ramp up profitable capacity to absorb the increased demand. You can try similar examples and not many would pass. Yet Boeing not surviving the night would be devastating. The disruption in airline travel would be catastrophic. Fares may fall temporarily as cost-advantaged airlines squeeze their higher cost competitors, but prices would rise over time as price competition lessens and capacity (supply) is severely constrained. The projected increases in air traffic miles would likely prove to be wildly optimistic as high prices disintermediate the emerging new middle class. Would the world continue to spin? Of course. The world can survive with lower economic growth, but it wouldn’t be pleasant.

3

This is not to say that Boeing will just be given a pass and be allowed to manufacture planes with potential defects. There will be extremely hard work needed by the company and regulators worldwide to return the 737 MAX to service. This work will need to be transparent. When thoroughly vetted and re-vetted by the appropriate officials, then, and only then, will the company be able to shore up confidence of the air travelling public in a key piece of the aviation landscape for the next few decades. We think it’s likely a matter of when and not if. This is why we believe the long-term fundamental outlook for Boeing remains unchanged.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

4

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended April 30, 2019)
	Six Months	One Year	Five Year	Since Inception (December 22, 2011) (a)
Green Owl Intrinsic Value Fund	10.22%	11.93%	8.54%	12.73%
S&P 500® Index**	9.76%	13.49%	11.63%	14.57%

Total annual operating expenses, as disclosed in the Green Owl Intrinsic Value Fund (the “Fund”) prospectus dated February 28, 2019, were 1.32% of average daily net assets (1.10% after fee waivers/expense reimbursements by Kovitz Investment Group Partners, LLC (the “Adviser”)). The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 29, 2020, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of April 30, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-695-3729.

(a)

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

6

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS

April 30, 2019 (Unaudited)

COMMON STOCKS — 97.03%	Shares	Fair Value
Communication Services — 17.40%
Alphabet, Inc., Class A(a)	773	$926,796
Alphabet, Inc., Class C(a)	2,928	3,479,870
CBS Corporation, Class B	67,430	3,457,136
Facebook, Inc., Class A(a)	13,800	2,668,920
MultiChoice Group Ltd.(a) - ADR	8,305	74,164
Naspers Ltd., Class N - ADR	41,525	2,136,461
Walt Disney Company (The)	14,285	1,956,616
		14,699,963
Consumer Discretionary — 14.80%
Booking Holdings, Inc.(a)	690	1,279,943
CarMax, Inc.(a)	44,770	3,485,792
Expedia Group, Inc.	16,250	2,109,900
General Motors Company	74,340	2,895,543
Mohawk Industries, Inc.(a)	20,047	2,731,404
		12,502,582
Consumer Staples — 3.66%
Philip Morris International, Inc.	19,130	1,655,893
US Foods Holding Corporation(a)	39,337	1,437,767
		3,093,660
Energy — 0.73%
Halliburton Company	21,700	614,761

Financials — 24.59%
American Express Company	15,000	1,758,450
Aon plc	14,000	2,521,960
Bank of America Corporation	55,969	1,711,532
Berkshire Hathaway, Inc., Class B(a)	25,315	5,486,014
Blackstone Group, L.P. (The)(b)	52,995	2,091,182
Charles Schwab Corporation (The)	37,970	1,738,267
Citigroup, Inc.	29,000	2,050,301
Goldman Sachs Group, Inc. (The)	7,800	1,606,176
JPMorgan Chase & Company	15,485	1,797,034
		20,760,916
Health Care — 1.48%
Bayer AG	18,756	1,248,436

Industrials — 21.93%
AMERCO	7,497	2,797,655
American Airlines Group, Inc.	60,640	2,072,675

See accompanying notes which are an integral part of these financial statements.

7

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS – continued

April 30, 2019 (Unaudited)

COMMON STOCKS — 97.03% - continued	Shares	Fair Value
Industrials — 21.93% - continued
Boeing Company (The)	4,537	$1,713,580
Delta Air Lines, Inc.	27,000	1,573,830
FedEx Corporation	9,710	1,839,657
Jacobs Engineering Group, Inc.	41,524	3,236,381
Quanta Services, Inc.	82,825	3,362,694
Robert Half International, Inc.	8,433	523,605
United Parcel Service, Inc., Class B	7,200	764,784
Valmont Industries, Inc.	4,750	640,490
		18,525,351
Information Technology — 7.16%
Analog Devices, Inc.	14,865	1,727,908
Apple, Inc.	21,535	4,321,428
		6,049,336
Materials — 2.23%
PPG Industries, Inc.	16,015	1,881,763

Real Estate — 3.05%
CBRE Group, Inc., Class A(a)	49,530	2,579,027
Total Common Stocks (Cost $56,535,289)		81,955,795

MONEY MARKET FUNDS - 2.94%
Federated Treasury Obligations Fund, Institutional Class, 2.08%(c)	2,480,997	2,480,997
Total Money Market Funds (Cost $2,480,997)		2,480,997
Total Investments — 99.97% (Cost $59,016,286)		84,436,792
Other Assets in Excess of Liabilities—0.03%		29,228
NET ASSETS — 100.00%		$84,466,020

(a)	Non-income producing security.

(b)	Master Limited Partnership

(c)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

8

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019 (Unaudited)

Assets
Investments in securities at fair value (cost $59,016,286) (Note 3)	$84,436,792
Receivable for fund shares sold	679
Dividends and interest receivable	78,828
Tax reclaims receivable	14,420
Prepaid expenses	21,515
Total Assets	84,552,234

Liabilities
Payable to Adviser (Note 4)	53,263
Payable to Administrator (Note 4)	10,343
Other accrued expenses	22,608
Total Liabilities	86,214
Net Assets	$84,466,020

Net Assets consist of:
Paid-in capital	$56,454,258
Accumulated earnings	28,011,762
Net Assets	$84,466,020

Shares outstanding (unlimited number of shares authorized, no par value)	4,495,316
Net asset value, offering and redemption price per share (Note 2)	$18.79

See accompanying notes which are an integral part of these financial statements.

9

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF OPERATIONS

For the six months ended April 30, 2019 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $8,809)	$553,074
Total investment income	553,074

Expenses
Investment Adviser fees (Note 4)	386,198
Administration fees (Note 4)	30,908
Fund accounting fees (Note 4)	16,364
Registration expenses	13,542
Legal fees	12,308
Transfer agent fees (Note 4)	11,097
Audit and tax preparation fees	8,748
Printing and postage expenses	7,006
Custodian fees	6,430
Insurance expenses	3,030
Pricing	1,780
Trustee fees	1,702
Interest expense	1,131
Line of credit (Note 5)	862
Miscellaneous expenses	10,361
Total expenses	511,467
Fees contractually waived by Adviser	(84,463)
Net operating expenses	427,004
Net investment income	126,070

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,542,768
Net change in unrealized appreciation on:
Investment securities	5,275,893
Foreign currency	75
Net realized and change in unrealized gain on investments	7,818,736
Net increase in net assets resulting from operations	$7,944,806

See accompanying notes which are an integral part of these financial statements.

10

GREEN OWL INTRINSIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$126,070	$216,732
Net realized gain on investment securities transactions	2,542,768	7,317,939
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency	5,275,968	(6,111,971)
Net increase in net assets resulting from operations	7,944,806	1,422,700

Distributions to Shareholders from Earnings (Note 2)	(7,548,220)	(1,693,471)

Capital Transactions
Proceeds from shares sold	8,025,085	9,383,880
Reinvestment of distributions	7,250,182	1,602,548
Amount paid for shares redeemed	(9,623,240)	(14,366,252)
Net increase (decrease) in net assets resulting from capital transactions	5,652,027	(3,379,824)
Total Increase (Decrease) in Net Assets	6,048,613	(3,650,595)

Net Assets
Beginning of period	78,417,407	82,068,002
End of period	$84,466,020	$78,417,407

Share Transactions
Shares sold	474,704	480,295
Shares issued in reinvestment of distributions	448,650	83,077
Shares redeemed	(557,620)	(733,040)
Net increase (decrease) in shares outstanding	365,734	(169,668)

See accompanying notes which are an integral part of these financial statements.

11

GREEN OWL INTRINSIC VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Selected Per Share Data
Net asset value, beginning of period	$18.99		$19.09	$15.08	$14.84	$15.72	$14.99
Investment operations:
Net investment income	0.03		0.05	0.04	0.06	0.08	0.19
Net realized and unrealized gain (loss) on investments	1.61		0.24	4.03	0.47	(0.16)	1.11
Total from investment operations	1.64		0.29	4.07	0.53	(0.08)	1.30

Less distributions to shareholders from:
Net investment income	(0.05)		(0.04)	(0.06)	(0.06)	(0.20)	(0.03)
Net realized gains	(1.79)		(0.35)	—	(0.23)	(0.60)	(0.54)
Total distributions	(1.84)		(0.39)	(0.06)	(0.29)	(0.80)	(0.57)
Net asset value, end of period	$18.79		$18.99	$19.09	$15.08	$14.84	$15.72

Total Return(a)	10.22	%(b)	1.50%	27.02%	3.65%	(0.60)%	8.86%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$84,466		$78,417	$82,068	$61,267	$59,318	$60,581
Ratio of expenses to average net assets after expense waiver	1.11	%(c)(d)	1.10%	1.10%	1.10%	1.10%	1.11	%(d)
Ratio of expenses to average net assets before expense waiver	1.32	%(c)	1.32%	1.32%	1.40%	1.37%	1.38%
Ratio of net investment income to average net assets after expense waiver	0.33	%(c)	0.26%	0.22%	0.41%	0.49%	1.30%
Portfolio turnover rate	16	%(b)	33%	17%	21%	33%	35%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Not annualized.
(c)	Annualized.
(d)	Includes line of credit interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

12

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS

April 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statement of operations when incurred. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that

13

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2019 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share (“NAV”) of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

14

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2019:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$81,955,795	$—	$—	$81,955,795
Investment Companies	2,480,997	—	—	2,480,997
Total	$84,436,792	$—	$—	$84,436,792

(a)	Refer to Schedule of Investments for sector classifications.

15

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2019 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended April 30, 2019, the Adviser earned a fee of $386,198 from the Fund before the reimbursement described below. At April 30, 2019, the Fund owed the Adviser $53,263.

The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 29, 2020, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. For the six months ended April 30, 2019, the Adviser waived fees and/or reimbursed expenses of $84,463.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
October 31, 2019	$88,058
October 31, 2020	156,094
October 31, 2021	179,666
April 30, 2022	84,463

The Trust retains Ultimus Fund Solutions, LLC (“the Administrator”) to provide the Fund with administration and compliance, including a chief compliance officer, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended April 30, 2019, the Administrator earned fees of $30,908, $16,364 and $11,097 for administrative, accounting and transfer agent services, respectively. At April 30, 2019, the Administrator was owed $10,343 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor” or “Unified”) acts as the principal distributor of the Fund’s shares.

There were no payments made by the Fund to the Distributor during the six months ended April 30, 2019.

16

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2019 (Unaudited)

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS – continued

During the six months ended April 30, 2019, the Fund paid $4,202 to Kovitz Securities, LLC, an affiliate of the Adviser, for the execution of purchases and sales of the Fund’s portfolio investments.

NOTE 5. LINE OF CREDIT

The Fund participates in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“HNB”) expiring on September 4, 2019. Under the terms of the agreement, the Fund may borrow the lesser of $1,000,000 or 5% of the Fund’s daily market value at an interest rate of LIBOR plus 150 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. HNB receives an annual facility fee of 0.125% on $1 million, subject to a minimum fee of $1,250, as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. As of and during the six months ended April 30, 2019, the Fund had no outstanding borrowings under this Line of Credit.

NOTE 6. PURCHASES AND SALES

For the six months ended April 30, 2019, purchases and sales of investment securities, other than short-term investments, were $12,213,312 and $15,970,778, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2019.

NOTE 7. FEDERAL TAX INFORMATION

At April 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$27,032,371
Gross unrealized depreciation	(1,508,862)
Net unrealized appreciation on investments	$25,523,509

Tax cost of investments	$58,913,283

At April 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on organizational expense amortization and partnership basis adjustments.

The tax character of distributions for the fiscal year ended October 31, 2018 was as follows:

Distributions paid from:
Ordinary income(a)	$165,908
Long-term capital gains	1,527,563
Total distributions	$1,693,471

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

17

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

April 30, 2019 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION – continued

At October 31, 2018, the Funds most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$549,193
Undistributed Long-Term Capital Gains	6,820,376
Accumulated Capital and Other Losses	(2,021)
Unrealized Appreciation on Investments	20,247,628
Total Accumulated Earnings	$27,615,176

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

18

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Green Owl Intrinsic Value Fund	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,102.20	$5.76	1.11%
Hypothetical(b)	$1,000.00	$1,019.31	$5.53	1.11%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

19

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited)

At a meeting held on March 5-6, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Kovitz Agreement”) between Valued Advisers Trust (the “Trust”) and Kovitz Investment Group Partners, LLC (“Kovitz”) with respect to the Green Owl Intrinsic Value Fund (the “Green Owl Fund”). Kovitz provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Kovitz. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Kovitz and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Green Owl Fund and its shareholders by Kovitz; (ii) quarterly assessments of the investment performance of the Green Owl Fund by personnel of Kovitz; (iii) commentary on the reasons for the performance; (iv) presentations by Kovitz addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Green Owl Fund and Kovitz; (vi) disclosure information contained in the registration statement of the Green Owl Fund and the Form ADV of Kovitz; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Kovitz Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Kovitz, including its financial information; a description of its personnel and the services it provides to the Green Owl Fund; information on Kovitz’s investment advice and performance; summaries of the Green Owl Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Green Owl Fund; and (c) the benefits to be realized by Kovitz from its relationship with the Green Owl Fund. The Board did not identify any particular information that was most relevant to its consideration of the Kovitz Agreement, and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by Kovitz. In this regard, the Board considered Kovitz’s responsibilities under the Kovitz Agreement. The Trustees considered the services being provided by Kovitz to the Green Owl Fund. The Trustees discussed, among other things: the quality of advisory services (including research and recommendations with respect to portfolio securities), the process for formulating investment recommendations and assuring compliance with the Green Owl Fund’s investment objectives and limitations, the coordination of services for the Green Owl Fund among the Green Owl Fund’s service providers, and efforts to promote the Green Owl Fund and grow its assets. The Trustees considered Kovitz’s continuity of, and commitment to retain, qualified personnel, and Kovitz’s commitment to maintain its resources and systems. The Trustees considered Kovitz’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the meeting materials provided by Kovitz (including Kovitz’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Kovitz were satisfactory and adequate for the Green Owl Fund.

2.

Investment performance of the Green Owl Fund and Kovitz. In considering the investment performance of the Green Owl Fund and Kovitz, the Trustees compared the performance of the Green Owl Fund with the performance of funds in a peer group with similar objectives managed by other investment advisers, as well as with aggregated Morningstar category data. The Trustees also considered the consistency of Kovitz’s management of the Green Owl Fund with its investment objective, strategies, and limitations. When comparing the performance of the Green Owl Fund to that of other funds in the peer group, the Trustees noted that the Green Owl Fund’s performance for one-month, three-month and one-year periods ended December 31, 2018 was below the average and median of the group, and the Green Owl Fund’s performance for the 3-year and 5-year periods was above that of the average and median. When considering the performance of the Green Owl Fund’s Morningstar category, the Trustees noted that the Green Owl Fund’s performance was below the

20

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited) (continued)

average and median for the one-month, three-month, one-year, and 5-year periods ended December 31, 2018, and above the average and very close to the median for the 3-year period. The Trustees also considered the performance of Kovitz’s separate accounts that were managed in a manner similar to that of the Green Owl Fund and they noted that the performance was very comparable and that any differences were reasonable in light of the circumstances. After reviewing and discussing the investment performance of the Green Owl Fund further, Kovitz’s experience managing the Green Owl Fund, the Green Owl Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Green Owl Fund and Kovitz was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Kovitz from the relationship with the Green Owl Fund. In considering the costs of services to be provided and the profits to be realized by Kovitz from the relationship with the Green Owl Fund, the Trustees considered: (1) Kovitz’s financial condition; (2) the asset levels of the Green Owl Fund; (3) the overall expenses of the Green Owl Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Kovitz regarding its profits associated with managing the Green Owl Fund. The Trustees also considered potential benefits for Kovitz in managing the Green Owl Fund. The Trustees then compared the fees and expenses of the Green Owl Fund (including the management fee) to other comparable mutual funds. First, the Trustees compared the fees and expenses of the Green Owl Fund to those of other funds included in a custom peer group of funds with similar strategy and objective. The Trustees noted that the Green Owl Fund’s management fee was above the average and median for its peer group and the net expense ratio was higher than the average and median. The Trustees then considered the fees and expenses of the Green Owl Fund as compared to other funds in its Morningstar category. They noted that the management fee was higher than the average and median of the category. They also noted that the net expense ratio was closer to the average and median of the category, although still higher. The Trustees acknowledged the commitment of Kovitz to continue to limit the expenses of the Green Owl Fund under the same terms going forward. The Trustees considered the services provided to the Green Owl Fund in light of the advisory fees and the peer group fee data and concluded that the fee was within an acceptable range. The Trustees noted that the management fee was less than what Kovitz charges to the majority of its separate account clients who have investment strategies and objectives similar to the Green Owl Fund. Based on the foregoing, the Board concluded that the fees to be paid to Kovitz by the Green Owl Fund and the profits to be realized by Kovitz, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Kovitz.

4.

The extent to which economies of scale would be realized as the Green Owl Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Green Owl Fund’s investors. In this regard, the Board considered that while the management fee remained the same at all asset levels, the Green Owl Fund’s shareholders experienced benefits from the Green Owl Fund’s expense limitation arrangement. The Trustees noted that once the Green Owl Fund’s expenses fell below the cap set by the arrangement, the Green Owl Fund’s shareholders would continue to benefit from the economies of scale under the Green Owl Fund’s agreements with service providers other than Kovitz. In light of its ongoing consideration of the Green Owl Fund’s asset levels, expectations for growth in the Green Owl Fund, and fee levels, the Board determined that the Green Owl Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Kovitz.

5.

Possible conflicts of interest and benefits to Kovitz. In considering Kovitz’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Green Owl Fund; the basis of decisions to buy or sell securities for the Green Owl Fund and/or Kovitz’s other accounts; and the substance and administration of Kovitz’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to potential conflicts of interest. The Trustees noted that Kovitz does not utilize soft dollars. The

21

INVESTMENT ADVISORY AGREEMENT RENEWAL (Unaudited) (continued)

Trustees noted that Kovitz benefits from the Green Owl Fund in that it is able to utilize the Green Owl Fund as a vehicle into which to direct advisory clients with small account balances. The Trustees also noted that Kovitz executes trades for the Green Owl Fund through its affiliated broker dealer and that it is able to benefit from certain hardware, software, administrative and reporting tools that its affiliated broker dealer receives. The Trustees did not identify any other potential benefits (other than the management fee) that would inure to Kovitz. Based on the foregoing, the Board determined that the standards and practices of Kovitz relating to the identification and mitigation of potential conflicts of interest and the benefits that it derives from managing the Green Owl Fund are acceptable.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Kovitz Agreement.

22

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-888-695-3729

23

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

24

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (888) 695-3729 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory T. Knoth, Principal Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

115 South LaSalle Street, 27th Floor

Chicago, IL 60603

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI DYNAMIC ALLOCATION FUND (SMIDX)

SMI 50/40/10 FUND (SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (877) 764-3863 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (877) 764-3863. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Dear Fellow Shareholder,

The six months ended April 30, 2019 can be separated into two distinct periods. The first two months (Nov-Dec 2018) saw the market’s downward momentum accelerate into the deepest correction in seven years. But the rebound that ushered in 2019 was just as dramatic. First quarter gains for stocks were the strongest since 1987, and the January-April period was one of the best four-month starts to any year on record. Coming on the heels of December’s wicked decline, that type of rapid gain was way outside the mainstream expectation as the New Year began.

The reason for the dramatic course change is easy to identify. In mid-December, with economic reports looking strong but the financial markets showing signs of weakness, investors were hoping the Fed would scale back their aggressive plans for more 2019 rate hikes while simultaneously shrinking its massive balance sheet. Instead, Fed Chairman Jerome Powell poked investors in the eye by saying there was no intention of scaling back those plans. Many interpreted this statement as a sign that the Fed was no longer going to respond to every whim of the financial markets, as has been the trend since the financial crisis in 2008. As soon as the words came out of Powell’s mouth, the stock market immediately started falling and was on the verge of bear-market territory (-20%) by Christmas Eve.

Following a brief bounce into year-end, the stock market resumed its downside trajectory and a bear market seemed imminent. But on January 4, a mere three weeks after his previous comments, Chairman Powell reversed course by announcing the Fed actually was paying close attention to the financial markets, and that they were pausing their interest-rate hikes and balance-sheet reduction plans.

The reaction to this news was just as dramatic as the reaction had been weeks earlier. Investors heard, “The Fed still has our back!” and the stock market began to party like it was (literally) 1999 again.

The irony is that when economic reports were stronger in the fourth quarter of 2018, the financial markets were weak, fearing the Fed would continue tightening monetary policy in response to that economic strength. But as economic concerns grew during the first quarter of 2019, the financial markets rallied strongly, as further Fed action became less likely.

It’s not unusual for the markets to consider bad economic data to be good news late in bull-market cycles, precisely for the reason we saw here: it slows the Fed down from tightening monetary conditions. But it is telling that Fed policy has become so dominant in the minds of investors that the risk of a global economic slowdown seemed less important than adding 0.25% to a 2.50% Fed Funds rate, at a time of record-low unemployment and following a decade-long economic expansion.

Stock Upgrading (Used in SMIFX and SMILX)

The timing of the Fed’s flip-flop couldn’t have been worse for the Stock Upgrading strategy (used in both SMIFX and SMILX). Had the Fed said in mid-December what they ultimately would say three weeks later in early-January, we would have been spared a lot of aggravation. Instead, the late December plunge triggered Upgrading’s defensive protocols for the first time in live practice.

With the market rallying immediately and powerfully from that January 4 announcement, the fact that Upgrading was defensively positioned clearly hurt performance. Thankfully, Upgrading phases in its defensive protocols and hadn’t moved very far into that process. So while it was disappointing to be on the wrong side of this whipsaw, Stock Upgrading still made +9.72% during the first quarter rebound. That’s a fantastic absolute return for a quarter, which is only disappointing in comparison to the +13.65% gain of the S&P 500® Index. But that strong gain does make it easier to chalk up the difference as an unfortunate opportunity cost. Yes, we paid an “insurance premium” and the house didn’t end up burning down after all. But our portfolios will need that protection eventually, and occasionally we pay a premium like this to have it.

Dynamic Asset Allocation (DAA - used in SMIDX and SMILX)

DAA is our most defensively-oriented strategy, and its first quarter gain of +2.99% reflects the fact that it entered 2019 in its most defensive posture. With no stocks in the portfolio, DAA was another victim of the Fed’s abrupt change of mind. While that’s frustrating, it’s also reassuring that even having DAA’s worst whipsaw scenario play out this first quarter, the strategy was still nimble enough to produce gains at a rate that would annualize to +12.5%. In absolute terms (rather than relative), that’s pretty good. To have that much upside potential despite being strongly defensively positioned for a potentially imminent bear market—which is what late December was steering toward prior to the Fed’s course reversal—is pretty remarkable. Again, sometimes we have to pay insurance premiums for a while before the insurance pays off. But most people still regard insurance as a wise thing to have!

Sector Rotation (SR - Used in SMILX)

After losing -12% in Nov/Dec, SR bounced back with a strong first-quarter gain of +8.3%. Interestingly, SR was down in January when other stocks saw their strongest gains. But SR came on strong in February and March, regaining some of that lost ground.

While 2018’s fourth-quarter decline put a significant dent in SR’s recent returns, the strategy has earned annualized gains of +21.6% over the past 10 years, making it the clear standout among SMI’s strategies during this bull market. But the last months of 2018 stand as a warning about allocating too heavily to this aggressive strategy during what appears to be a late-stage bull market. We believe that the standout performers during the next phase of the market’s cycle are likely to be SMI’s more defensively-oriented strategies. This is why we only allocate roughly 10% of SMILX to SR, while the other 90% are in the less-volatile Upgrading and Dynamic Asset Allocation strategies.

The Benefits of Blended Portfolios

The transition from the last months of 2018 to early-2019 was a perfect example of the markets shifting suddenly between punishing risk-taking and rewarding it. Blending higher-risk and lower-risk strategies together in your portfolio can help smooth your long-term path and promotes the type of emotional stability that is so important to sustained investing success. Over the full market cycle (bull and bear market), we remain confident that these type of blended portfolios will generate favorable returns while significantly reducing the emotional toll of the journey. The ability to easily maintain exposure to multiple strategies using the SMI Funds is a significant benefit that should pay off over time, both in your long-term investment results as well as greater peace of mind.

There are any number of indicators one can point to that indicate the stock market is vulnerable to a steep decline — at some point. The problem is always when. We’re not aware of any indicators with good past track records that are currently saying a downturn is imminent.

So we’re left with a setup where a steep downturn could happen anytime, and is arguably likely to happen at some point in the not-too-distant future. But that’s not a new revelation, as those conditions have existed for a while now.

In situations like this, investors have to ask themselves how much they’re willing to lose in pursuit of late-cycle gains. Sometimes those late-cycle gains can be significant — they certainly were in 1999. But there’s no guarantee that the next bear market will be polite and unfold gradually enough for our strategies to step out of harm’s way without suffering losses on the way out. So each investor has to strike an appropriate balance for himself or herself.

Thankfully SMI has protective protocols included in two of its main strategies, Stock Upgrading and Dynamic Asset Allocation, so most SMI investors can stay the course with their long-term portfolio mix without having to worry about making adjustments for current levels of market risk. The strategies handle that themselves. For those investing outside the SMI strategies though, perhaps through index funds in a company 401(k) plan or similar, our counsel is generally to err on the side of caution, knowing that missed opportunity costs (gains you didn’t get as a result of being too conservative) tend to be less harmful in the long run than actual losses.

Thank you for choosing the SMI Funds!

Blessings,

Mark Biller
Sr. Portfolio Manager
SMI Private Client

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Advisor at (800) 796-4975.

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended April 30, 2019)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	7.32%	3.09%	0.67%	5.88%	11.01%
Wilshire 5000® Total Market Index(b)	9.23%	9.72%	12.85%	11.35%	15.29%
S&P 500® Index(b)	9.48%	9.76%	13.49%	11.63%	15.32%
SMI Custom Index(c)	7.59%	7.96%	6.50%	8.64%	13.51%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated February 28, 2019, were 2.04% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the SMI Fund’s average daily net assets through February 29, 2020. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended April 30, 2019)
	Three Months	Six Months	One Year	Five Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	3.14%	-0.04%	-0.63%	1.81%	3.63%
Wilshire 5000® Total Market Index(b)	9.23%	9.72%	12.85%	11.35%	13.44%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	1.89%	5.49%	5.29%	2.57%	2.21%
Weighted Index(c)	6.27%	8.29%	10.14%	7.95%	8.99%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated February 28, 2019, were 1.32% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse cerain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 29, 2020. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Dynamic Allocation Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Dynamic Allocation Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended April 30, 2019)
	Three Months	Six Months	One Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	5.02%	0.81%	-0.96%	2.74%
Wilshire 5000® Total Market Index(b)	9.23%	9.72%	12.85%	10.72%
Bloomberg Barclays U.S. Aggregate Bond Index(b)	1.89%	5.49%	5.29%	2.09%
Weighted Index(c)	6.27%	8.29%	10.14%	7.39%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated February 28, 2019, were 1.57% of average daily net assets (1.78% before fee waivers/expense reimbursements by the Adviser), which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse expenses, but only to the extent necessary so that total annual operating expense (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.15% of the SMI 50/40/10 Fund’s average daily net assets through February 29, 2020. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three years following the date of such waiver or reimbursement, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Stock Upgrading” strategy. The Stock Upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a Dynamic Asset Allocation investment strategy to achieve its investment objective. This is done by investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

●	50% - Dynamic Asset Allocation Strategy (“DAA”)

●	40% - Stock Upgrading Strategy

●	10% - Sector Rotation Strategy

The Sector Rotation Strategy involves the Adviser selecting from a universe of mutual funds and exchange-traded funds (“ETFs”) it has compiled using proprietary methods. This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes both leveraged and non-leveraged funds. The Adviser ranks these funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more mutual funds or ETFs to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one underlying mutual fund or ETF.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited)

MUTUAL FUNDS – 80.06%	Shares	Fair Value
Akre Focus Fund, Institutional Class	240,902	$10,419,006
Alger Small Cap Focus Fund, Class Z	238,660	5,083,460
Allianz NFJ Dividend Value Fund, Institutional Class	200	2,468
Allianz NFJ Small-Cap Value Fund, Institutional Class	162	2,809
American Century International Opportunities Fund, Institutional Class	360	3,543
American Century Equity Income Fund, Investor Class	100	894
AMG GW&K U.S. Small Cap Growth Fund, Institutional Class	100	478
AMG Yacktman Focused Fund, Institutional Class	315,513	6,269,252
AMG Yacktman Fund, Institutional Class	42,081	887,061
Artisan International Small Cap Fund, Investor Class	150	2,051
Artisan International Value Fund, Investor Class	150	5,312
Artisan Mid Cap Value Fund, Investor Class	279	5,610
Artisan Small Cap Fund, Investor Class	125	4,183
BBH Core Select Fund, Class N	100	1,499
Berkshire Focus Fund	57,715	1,704,309
BlackRock International Opportunities Portfolio, Institutional Class	100	2,901
Bridgeway Small-Cap Growth Fund, Class N	205	5,146
Bridgeway Ultra-Small Company Market Fund, Class N	100	1,185
Buffalo Small Cap Fund, Inc.	150	2,048
Champlain Small Company Fund, Institutional Class	100	2,054
Chartwell Small Cap Value Fund	118	2,178
Cohen & Steers Realty Shares, Inc.	24,483	1,667,538
Columbia Acorn International Fund, Class Z	100	3,453
Columbia Acorn Select Fund, Class Z	150	2,120
Columbia Contrarian Core Fund, Class Z	91	2,347
Columbia Small Cap Growth Fund I, Class Z	100	2,007
Davis Opportunity Fund, Class Y	100	3,424
Delaware Select Growth Fund, Institutional Class	100	3,833
Delaware Small Cap Value Fund, Institutional Class	100	6,307
Delaware Value Fund, Institutional Class	144	3,149
Deutsche Small Cap Core Fund, Institutional Class	52	1,526
DFA International Small Cap Value Portfolio, Institutional Class	100	1,869
DFA International Small Company Portfolio, Institutional Class	100	1,812
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	3,473
Dreyfus Opportunistic Small Cap Fund	100	2,710
Fairholme Fund	100	1,856
Fidelity Advisor Growth Opportunities Fund, Institutional Class	147,074	13,205,766
Fidelity Mid-Cap Stock Fund	150	5,295
Fidelity Real Estate Investment Portfolio	37,080	1,653,755

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited) – (Continued)

MUTUAL FUNDS – 80.06% – continued	Shares	Fair Value
Fidelity Select IT Services Portfolio	24,631	$1,742,611
Fidelity Select Medical Technology and Devices Portfolio	28,375	1,480,605
Fidelity Small Cap Discovery Fund	100	2,360
Fidelity Small Cap Stock Fund	150	2,534
Fidelity Small Cap Value Fund	150	2,282
Franklin Small Cap Value Fund, Advisor Class	100	5,045
Hartford International Opportunities Fund (The), Class Y	248	4,034
Heartland Value Fund	100	3,910
Hennessy Focus Fund, Investor Class	50	3,910
Ivy Mid Cap Income Opportunities Fund, Institutional Class	493,339	7,261,943
Jacob Internet Fund Inc., Investor Class	286,885	1,531,967
Janus Henderson Mid Cap Value Fund, Class T	200	3,002
Janus Henderson Overseas Fund, Class T	100	3,132
Janus Henderson Venture Fund, Class T	100	8,040
JOHCM International Select Fund, Institutional Class	100	2,295
JPMorgan Disciplined Equity Fund, Institutional Class	100	2,773
JPMorgan Mid Cap Value Fund, Institutional Class	100	3,940
JPMorgan Small Cap Equity Fund, Select Class	100	5,825
JPMorgan Small Cap Growth Fund, Class L	100	1,987
Lazard Global Listed Infrastructure Portfolio, Institutional Class	499,219	7,538,203
Longleaf Partners Fund	150	3,119
Longleaf Partners International Fund	360,792	6,317,477
Longleaf Partners Small-Cap Fund	100	2,524
Lord Abbett Developing Growth Fund, Inc., Institutional Class	228,507	6,555,868
MainStay Mackay U.S. Equity Opportunities Fund, Institutional Class	100	852
Morgan Stanley Growth Portfolio, Institutional Class	100	5,185
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	273,664	12,966,210
Neuberger Berman Genesis Fund, Institutional Class	100	5,849
Neuberger Berman Intrinsic Value Fund, Institutional Class	514,118	8,236,173
Neuberger Berman Real Estate Fund, Institutional Class	110,457	1,506,627
Neuberger Berman Small Cap Growth Fund, Institutional Class	25,284	1,000,000
Nicholas Fund, Inc.	50	3,386
Oakmark International Fund, Investor Class	150	3,581
Oakmark International Small Cap Fund, Institutional Class	150	2,276
Oakmark Select Fund, Institutional Class	150	6,221
Oppenheimer International Small-Mid Company Fund, Class Y	100	4,789
Oppenheimer Mid Cap Value Fund, Class Y	100	5,217
PIMCO StocksPLUS International Fund (U.S. Dollar Hedged), Institutional Class	341,789	2,747,986

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited) – (Continued)

MUTUAL FUNDS – 80.06% – continued	Shares	Fair Value
Polen Growth Fund, Institutional Class	438,885	$13,693,200
PRIMECAP Odyssey Aggressive Growth Fund	100	4,485
Principal SmallCap Growth Fund I, Institutional Class	200	2,756
ProFunds Internet UltraSector ProFund, Investor Class	17,467	1,781,485
ProFunds Real Estate UltraSector ProFund, Investor Class	29,944	1,486,731
ProFunds Technology UltraSector ProFund, Investor Class	7,345	1,070,000
ProFunds Utilities UltraSector ProFund, Investor Class	9,516	504,742
Royce Low-Priced Stock Fund, Investment Class	150	1,099
Royce Opportunity Fund, Investment Class	100	1,176
Royce Premier Fund, Investment Class	300	4,290
Royce Special Equity Fund, Institutional Class	150	2,868
Sterling Capital Stratton Real Estate Fund, Institutional Class	38,773	1,516,804
T. Rowe Price International Discovery Fund	75	4,829
T. Rowe Price Mid-Cap Growth Fund	50	4,605
T. Rowe Price New Horizons Fund	100	6,005
T. Rowe Price Small-Cap Value Fund	100	4,714
Thornburg Value Fund, Institutional Class	100	7,401
TIAA-CREF International Equity Fund, Institutional Class	100	1,087
Touchstone Sands Capital Select Growth Fund, Class Y	100	1,497
Tweedy Browne Global Value Fund	150	4,191
Vanguard Strategic Equity Fund, Investor Class	100	3,240
Victory RS Small Cap Growth Fund, Class Y	100	8,062
Voya Corporate Leaders Trust, Series B	202,010	8,340,985
Wasatch Emerging Markets Small Cap Fund, Investor Class	1,000	2,610
Wasatch International Growth Fund, Investor Class	150	4,422
Wasatch International Opportunities Fund, Institutional Class	1,000	3,460
Total Mutual Funds (Cost $119,939,027)		128,430,169

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited) – (Continued)

EXCHANGE – TRADED FUNDS – 19.49%	Shares	Fair Value
Invesco DWA Utilities Momentum ETF	49,370	$1,578,853
Invesco International Dividend Achievers ETF	465,200	7,643,236
Invesco S&P 500 Low Volatility ETF	163,480	8,790,319
Invesco S&P MidCap Low Volatility ETF	152,980	7,835,636
iShares Expanded Tech-Software ETF	7,790	1,728,445
ProShares Ultra Technology ETF	3,180	398,740
Schwab U.S. REIT ETF	37,020	1,641,467
Vanguard Real Estate ETF	18,900	1,639,953
Total Exchange-Traded Funds (Cost $29,308,595)		31,256,649

MONEY MARKET FUNDS – 0.03%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.35%(a)	48,745	48,745
Total Money Market Funds (Cost $48,745)		48,745
Total Investments — 99.58% (Cost $149,296,367)		$159,735,563
Other Assets in Excess of Liabilities — 0.42%		669,457
NET ASSETS — 100.00%		$160,405,020

(a)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

Small investments are occasionally retained in mutual funds that are closed to new investment, or in the manager’s opinion are at risk to close, so as to allow the Fund the flexibility to reinvest in these funds in the future.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited)

EXCHANGE – TRADED FUNDS – 99.91%	Shares	Fair Value
iShares 20+ Year Treasury Bond ETF	158,200	$19,561,430
iShares iBoxx $ Investment Grade Corporate Bond ETF	169,940	20,260,247
SPDR S&P 500® ETF(a)	139,080	40,892,301
Vanguard Real Estate ETF(a)	464,140	40,273,428
Total Exchange-Traded Funds (Cost $115,832,562)		120,987,406

MONEY MARKET FUNDS – 0.06%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.35%(b)	76,322	76,322
Total Money Market Funds (Cost $76,322)		76,322
Total Investments — 99.97% (Cost $115,908,884)		$121,063,728
Other Assets in Excess of Liabilities — 0.03%		40,297
NET ASSETS — 100.00%		$121,104,025

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of April 30, 2019, the percentage of net assets invested in SPDR S&P 500® ETF and Vanguard Real Estate ETF were 33.77% and 33.26%, respectively, of the Fund.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited)

EXCHANGE – TRADED FUNDS – 63.17%	Shares	Fair Value
Invesco DWA Utilities Momentum ETF	7,900	$252,642
Invesco International Dividend Achievers ETF	62,290	1,023,425
Invesco S&P 500 Low Volatility ETF	24,730	1,329,732
Invesco S&P MidCap Low Volatility ETF	25,150	1,288,183
iShares 20+ Year Treasury Bond ETF	41,460	5,126,529
iShares Expanded Tech-Software ETF	1,380	306,194
iShares iBoxx $ Investment Grade Corporate Bond ETF	44,490	5,304,098
ProShares Ultra Technology ETF	30,400	3,811,856
Schwab U.S. REIT ETF	5,610	248,747
SPDR S&P 500® ETF	36,020	10,590,601
Vanguard Real Estate ETF	119,780	10,393,311
Total Exchange-Traded Funds (Cost $38,086,221)		39,675,318

MUTUAL FUNDS – 34.16%
Akre Focus Fund, Institutional Class	30,787	1,331,552
Alger Small Cap Focus Fund, Institutional Class	62,185	1,324,541
AMG Yacktman Focused Fund, Institutional Class	50,605	1,005,516
Berkshire Focus Fund	9,310	274,911
Cohen & Steers Realty Shares, Inc.	3,696	251,715
Fidelity Advisor Growth Opportunities Fund, Institutional Class	27,210	2,443,163
Fidelity Real Estate Investment Portfolio	5,615	250,445
Fidelity Select IT Services Portfolio	3,849	272,283
Fidelity Select Medical Technology and Devices Portfolio	2,867	149,579
Ivy Mid Cap Income Opportunities Fund, Institutional Class	74,002	1,089,302
Jacob Internet Fund Inc., Investor Class	50,633	270,380
Lazard Global Listed Infrastructure Portfolio, Institutional Class	76,040	1,148,203
Longleaf Partners International Fund	63,232	1,107,199
Lord Abbett Developing Growth Fund, Inc., Institutional Class	31,665	908,472
Morgan Stanley Multi-Cap Growth Trust, Institutional Class	43,191	2,046,378
Neuberger Berman Intrinsic Value Fund, Institutional Class	85,791	1,374,366
Neuberger Berman Real Estate Fund, Institutional Class	19,026	259,513
Neuberger Berman Small Cap Growth Fund, Institutional Class	4,425	175,000
Oakmark International Fund, Investor Class	50	1,194
Oppenheimer International Small-Mid Company Fund, Class Y	100	4,789
PIMCO StocksPLUS International Fund (U.S. Dollar Hedged), Institutional Class	55,863	449,137
Polen Growth Fund, Institutional Class	61,197	1,909,348
ProFunds Internet UltraSector ProFund, Investor Class	2,729	278,357
ProFunds Real Estate UltraSector ProFund, Investor Class	5,690	282,514

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited) – (Continued)

MUTUAL FUNDS – 34.16% – continued	Shares	Fair Value
ProFunds Technology UltraSector ProFund, Investor Class	7,330	$1,067,775
ProFunds Utilities UltraSector ProFund, Investor Class	4,956	262,887
Royce Opportunity Fund, Investment Class	100	1,176
Sterling Capital Stratton Real Estate Fund, Institutional Class	6,316	247,074
Voya Corporate Leaders Trust Fund, Series B	30,526	1,260,405
Wasatch International Growth Fund, Investor Class	100	2,948
Total Mutual Funds (Cost $20,309,401)		21,450,122

MONEY MARKET FUNDS – 0.11%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.35%(a)	66,620	66,620
Total Money Market Funds (Cost $66,620)		66,620
Total Investments — 97.44% (Cost $58,462,242)		$61,192,060
Other Assets in Excess of Liabilities — 2.56%		1,607,437
NET ASSETS — 100.00%		$62,799,497

(a)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2019 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Assets
Investments in securities at fair value (cost $149,296,367, $115,908,884 and $58,462,242, respectively)	$159,735,563	$121,063,728	$61,192,060
Receivable for fund shares sold	25,653	307,772	66,707
Receivable for investments sold	3,338,903	599,590	6,477,460
Dividends receivable	870	1,148	377
Prepaid expenses	29,341	28,916	31,182
Total Assets	163,130,330	122,001,154	67,767,786

Liabilities
Due to custodian	—	200,000	—
Payable for fund shares redeemed	87,573	567,783	4,433
Payable for investments purchased	2,467,658	—	4,896,977
Payable to Adviser	132,765	100,496	44,157
Payable to Administrator	9,078	5,840	3,793
Payable to trustees	2,585	2,057	1,779
Other accrued expenses	25,651	20,953	17,150
Total Liabilities	2,725,310	897,129	4,968,289
Net Assets	$160,405,020	$121,104,025	$62,799,497

Net Assets consist of:
Paid-in capital	160,736,863	117,449,186	64,329,348
Accumulated earnings (deficit)	(331,843)	3,654,839	(1,529,851)
Net Assets	$160,405,020	$121,104,025	$62,799,497
Shares outstanding (unlimited number of shares authorized, no par value)	16,826,965	10,549,430	6,820,641
Net asset value, offering and redemption price per share	$9.53	$11.48	$9.21

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF OPERATIONS
For the six months ended April 30, 2019 (Unaudited)

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$1,543,913	$1,664,578	$646,261
Total investment income	1,543,913	1,664,578	646,261

Expenses
Investment Adviser fees (Note 4)	802,060	625,305	284,500
Administration fees (Note 4)	21,601	16,849	8,375
Registration expenses	15,171	14,990	24,358
Transfer agent fees (Note 4)	14,114	5,632	5,618
Fund accounting fees (Note 4)	11,652	9,092	4,517
Legal fees	11,292	10,575	10,575
Printing expenses	10,427	8,186	4,381
Custodian fees	8,827	3,516	5,040
Audit and tax preparation fees	8,579	8,579	9,083
Insurance expenses	6,211	4,609	2,927
Trustee fees	4,579	4,317	3,701
Compliance fees	4,016	4,016	4,016
Line of credit fees	2,959	2,323	1,154
Interest expense	260	368	370
Miscellaneous expenses	22,007	14,272	12,400
Total expenses	943,755	732,629	381,015
Fees contractually waived by Adviser (Note 4)	—	—	(16,452)
Net operating expenses	943,755	732,629	364,563
Net investment income	600,158	931,949	281,698

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	6,813,671	—	1,077,815
Net realized gain (loss) on investment securities transactions	(18,183,313)	3,423,050	(4,753,606)
Net change in unrealized appreciation (depreciation) on investment securities	15,070,958	(4,661,239)	3,802,282
Net realized and change in unrealized gain (loss) on investments	3,701,316	(1,238,189)	126,491
Net increase (decrease) in net assets resulting from operations	$4,301,474	$(306,240)	$408,189

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$600,158	$656,190
Long term capital gain dividends from investment companies	6,813,671	5,031,825
Net realized gain (loss) on investment securities transactions	(18,183,313)	26,764,180
Net change in unrealized appreciation (depreciation) of investment securities	15,070,958	(27,142,112)
Net increase in net assets resulting from operations	4,301,474	5,310,083

Distributions From
Earnings	(31,686,762)	(17,930,314)

Capital Transactions
Proceeds from shares sold	6,934,470	18,137,721
Reinvestment of distributions	31,137,672	17,486,000
Amount paid for shares redeemed	(24,754,577)	(45,095,120)
Net increase (decrease) in net assets resulting from capital transactions	13,317,565	(9,471,399)
Total Decrease in Net Assets	(14,067,723)	(22,091,630)

Net Assets
Beginning of period	174,472,743	196,564,373
End of period	$160,405,020	$174,472,743

Share Transactions
Shares sold	743,360	1,445,134
Shares issued in reinvestment of distributions	3,689,298	1,493,254
Shares redeemed	(2,579,666)	(3,658,539)
Net increase (decrease) in shares outstanding	1,852,992	(720,151)

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$931,949	$2,175,490
Net realized gain on investment securities transactions	3,423,050	6,857,555
Net change in unrealized depreciation of investment securities	(4,661,239)	(8,396,521)
Net increase (decrease) in net assets resulting from operations	(306,240)	636,524

Distributions From
Earnings	(1,904,317)	(1,496,250)

Capital Transactions
Proceeds from shares sold	7,295,459	18,353,451
Reinvestment of distributions	1,855,382	1,459,188
Amount paid for shares redeemed	(18,834,927)	(47,956,171)
Net decrease in net assets resulting from capital transactions	(9,684,086)	(28,143,532)
Total Decrease in Net Assets	(11,894,643)	(29,003,258)

Net Assets
Beginning of period	132,998,668	162,001,926
End of period	$121,104,025	$132,998,668

Share Transactions
Shares sold	644,195	1,536,089
Shares issued in reinvestment of distributions	168,060	122,108
Shares redeemed	(1,673,519)	(4,035,193)
Net decrease in shares outstanding	(861,264)	(2,376,996)

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$281,698	$447,117
Long term capital gain dividends from investment companies	1,077,815	239,699
Net realized gain (loss) on investment securities transactions	(4,753,606)	2,393,887
Net change in unrealized appreciation (depreciation) of investment securities	3,802,282	(4,996,464)
Net increase (decrease) in net assets resulting from operations	408,189	(1,915,761)

Distributions From
Earnings	(2,086,727)	(538,520)

Capital Transactions
Proceeds from shares sold	8,006,283	48,116,025
Reinvestment of distributions	2,049,222	518,421
Amount paid for shares redeemed	(11,882,244)	(15,189,948)
Issued in connection with Fund merger (a)	—	13,307,786
Net increase (decrease) in net assets resulting from capital transactions	(1,826,739)	46,752,284
Total Increase (Decrease) in Net Assets	(3,505,277)	44,298,003

Net Assets
Beginning of period	66,304,774	22,006,771
End of period	$62,799,497	$66,304,774

Share Transactions
Shares sold (b)	896,467	4,812,752
Shares issued in reinvestment of distributions (b)	239,395	53,608
Shares redeemed (b)	(1,322,618)	(1,514,653)
Issued in connection with Fund merger (b)	—	1,373,960
Net increase (decrease) in shares outstanding	(186,756)	4,725,667

(a)	See Note 1 of the Notes to the Financial Statements.
(b)

As described in Note 1 of the Notes to the Financial Statements, the share amounts have been adjusted for a stock split that occurred on April 27, 2018. Financial information for the period prior to April 28, 2018 is that of the Former 50/40/10 Fund.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$11.65

Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.08

Less distributions to shareholders from:
Net investment income	(0.05)
Net realized gains	(2.15)
Total distributions	(2.20)
Paid in capital from redemption fees	—
Net asset value, end of period	$9.53

Total Return(d)	3.09	%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$160,405
Ratio of expenses to average net assets(f)	1.18	%(g)
Ratio of expenses to average net assets excluding interest expense(f)(h)	1.17	%(g)
Ratio of net investment income (loss) to average net assets(a)(i)	0.75	%(g)
Portfolio turnover rate	117.71	%(e)

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)

The amount shown for a share outstanding throughout the year does not correspond with the change in aggregate gains and losses in the portfolio of securities during the year because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses or other expenses refunded of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	Annualized.
(h)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(i)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$12.52	$10.30	$11.76	$13.94	$14.47

0.04	(0.05)	0.01	(0.08)	(0.09)
0.26	2.27	0.04 (b)	0.16	1.12
0.30	2.22	0.05	0.08	1.03

—	—	—	(0.07)	(0.05)
(1.17)	—	(1.51)	(2.19)	(1.51)
(1.17)	—	(1.51)	(2.26)	(1.56)
—	— (c)	— (c)	— (c)	— (c)
$11.65	$12.52	$10.30	$11.76	$13.94

2.36%	21.55%	0.55%	0.16%	7.38%

$174,473	$196,564	$194,678	$227,339	$282,670
1.16%	1.15%	1.16%	1.14%	1.09%
1.16%	1.15%	1.15%	1.13%	1.11%
0.34%	(0.41)%	0.15%	(0.59)%	(0.64)%
163.54%	176.40%	131.40%	216.17%	135.60%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$11.66

Income from investment operations:
Net investment income(a)	0.09
Net realized and unrealized gain (loss) on investments	(0.10)
Total from investment operations	(0.01)

Less distributions to shareholders from:
Net investment income	(0.17)
Net realized gains	—
Total distributions	(0.17)
Paid in capital from redemption fees	—
Net asset value, end of period	$11.48

Total Return(c)	(0.04	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$121,104
Ratio of expenses to average net assets(e)	1.17	%(f)
Ratio of expenses to average net assets excluding interest expense(e)(g)	1.17	%(f)
Ratio of net investment income to average net assets(a)(h)	1.49	%(f)
Portfolio turnover rate	115.31	%(d)

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(h)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

$11.75	$10.92	$10.99	$11.81	$10.95

0.18	0.07	0.09	0.19	0.23
(0.16)	0.79	(0.02)	(0.69)	0.81
0.02	0.86	0.07	(0.50)	1.04

(0.11)	(0.03)	(0.14)	(0.23)	(0.18)
—	—	—	(0.09)	—
(0.11)	(0.03)	(0.14)	(0.32)	(0.18)
—	— (b)	— (b)	— (b)	— (b)
$11.66	$11.75	$10.92	$10.99	$11.81

0.15%	7.87%	0.62%	(4.52)%	9.64%

$132,999	$162,002	$180,404	$197,539	$147,003
1.16%	1.16%	1.15%	1.15%	1.20%
1.16%	1.15%	1.15%	1.15%	1.20%
1.45%	0.57%	0.80%	1.62%	2.13%
61.28%	247.10%	151.88%	248.18%	134.71%

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Six Months Ended April 30, 2019 (Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$9.46

Income from investment operations:
Net investment income (loss)(c)	0.04
Net realized and unrealized gain (loss) on investments	0.01
Total from investment operations	0.05

Less distributions to shareholders from:
Net investment income	(0.06)
Net realized gains	(0.24)
Total distributions	(0.30)
Paid in capital from redemption fees	—
Net asset value, end of period	$9.21

Total Return(f)	0.81	%(g)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$62,799
Ratio of expenses to average net assets(h)	1.15	%(i)
Ratio of expenses to average net assets excluding interest expense(h)(j)	1.15	%(i)
Ratio of expenses to average net assets before waiver and reimbursement(h)	1.21	%(i)
Ratio of net investment income (loss) to average net assets(c)(k)	0.89	%(i)
Portfolio turnover rate	124.19	%(g)

(a)

As described in Note 1 of the Notes to the Financial Statements, the Former 50/40/10 Fund was reorganized into the SMI Conservative Allocation Fund as of the close of business, April 27, 2018 and subsequently renamed the SMI 50/40/10 Fund. The Fund is the successor to the Former 50/40/10 Fund. The performance and financial information presented incorporates the operations of the Former 50/40/10 Fund, which, as a result of the reorganization, are the Fund’s operations. The per share amounts have been adjusted for a stock split that occurred on April 27, 2018.

(b)	For the period April 29, 2015 (commencement of operations) to October 31, 2015.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(e)	Rounds to less than $0.005 per share.
(f)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(g)	Not annualized.
(h)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments
(i)	Annualized.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each period) – (Continued)

For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017(a)	For the Year Ended October 31, 2016(a)	For the Period Ended October 31, 2015(a)(b)

$9.65	$8.20	$8.13	$8.83

0.10 (d)	(0.01)	0.03	—	(e)
(0.04)	1.49	0.08	(0.70)
0.06	1.48	0.11	(0.70)

(0.11)	(0.03)	(0.04)	—
(0.14)	—	—	—
(0.25)	(0.03)	(0.04)	—
—	— (e)	— (e)	—	(e)
$9.46	$9.65	$8.20	$8.13

0.36%	17.99%	1.44%	(8.00	)%(g)

$66,305	$22,007	$18,363	$13,147
1.24%	1.46%	1.45%	1.45	%(i)
1.23%	1.45%	1.45%	1.45	%(i)
1.39%	1.56%	1.76%	2.75	%(i)
1.03%	(0.17)%	0.30%	(0.09	)%(i)
155.28%	212.36%	146.24%	184.30	%(g)

(j)	These ratios do not include the effects of other expenses refunded by the underlying funds in which the Fund invests or line of credit interest expense and borrowing costs.
(k)	This ratio is presented net of expenses and/or expenses refunded by the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited)

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Dynamic Allocation Fund and SMI 50/40/10 Fund (formerly the SMI Conservative Allocation Fund) (each a “Fund” and collectively, the “Funds”) are each a diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Dynamic Allocation Fund and SMI 50/40/10 Fund seek total return.

Each of the Funds is a “fund-of-funds” in which each Fund may invest in other investment companies, including exchange-traded funds. For a discussion on the strategies employed by each of the Funds, please refer to page 2 of this report.

At the close of business on April 27, 2018, the SMI Conservative Allocation Fund was renamed the SMI 50/40/10 Fund and acquired all of the assets and assumed all of the liabilities of the previous SMI 50/40/10 Fund (the “Former 50/40/10 Fund” or “Accounting Survivor”), pursuant to an agreement and plan of reorganization approved by the Board of Trustees on December 12, 2017. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The SMI 50/40/10 Fund is considered the surviving entity for tax purposes.

The acquisition was accomplished by a tax-free exchange of 2,169,930 shares of the Former 50/40/10 Fund (valued at $23,793,687) for 2,456,576 shares of the SMI Conservative Allocation Fund on April 27, 2018. Upon completion of this exchange, the SMI Conservative Allocation Fund changed its name to the SMI 50/40/10 Fund and assumed the accounting and performance history of the Former 50/40/10 Fund along with adopting the investment strategies that were employed by the Former 50/40/10 Fund. For financial reporting purposes, assets received and shares issued by the SMI Conservative Allocation Fund were recorded at fair value, however, the identified cost of the investments received from the Former 50/40/10 Fund were carried forward to align ongoing reporting for the Accounting Survivor’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets and shares outstanding of the SMI Conservative Allocation Fund immediately before the acquisition were $13,307,786 and 1,373,960, respectively, including $837,960 of unrealized appreciation. The aggregate net assets of the Former 50/40/10 Fund at April 27, 2018 of $23,793,687 including market of securities of $23,795,291 which includes $2,713,961 of unrealized appreciation, were combined with those of the SMI Conservative Allocation Fund, resulting in combined aggregate net assets of $37,101,473.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 1. ORGANIZATION – (Continued)

Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period of the Accounting Survivor, the pro forma results of operations for the fiscal year ended October 31, 2018, were as follows:

Net investment income	$629,809
Net realized and change in unrealized loss on investments	(2,541,556)
Net decrease in net assets resulting from operations	$(1,911,747)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the SMI Conservative Allocation Fund that have been included in the Accounting Survivor’s statement of operations since April 27, 2018.

Due to the reorganization on April 27, 2018, the number of outstanding shares of the Former 50/40/10 Fund increased by a factor of 1.132099; and since the Predecessor Fund’s total number of shares outstanding increased, the net asset value decreased. The reorganization did not affect the value of the Predecessor Fund’s net assets or each shareholder’s proportional ownership interest in those assets. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted for periods prior to April 27, 2018 as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

As of and during the six months ended April 30, 2019, none of the Funds had a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the six months ended April 30, 2019, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$128,430,169	$—	$—	$128,430,169
Exchange-Traded Funds	31,256,649	—	—	31,256,649
Money Market Funds	48,745	—	—	48,745
Total	$159,735,563	$—	$—	$159,735,563

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$120,987,406	$—	$—	$120,987,406
Money Market Funds	76,322	—	—	76,322
Total	$121,063,728	$—	$—	$121,063,728

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Mutual Funds	$21,450,122	$—	$—	$21,450,122
Exchange-Traded Funds	39,675,318	—	—	39,675,318
Money Market Funds	66,620	—	—	66,620
Total	$61,192,060	$—	$—	$61,192,060

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreements with respect to each Fund (the “Advisory Agreements”), the Adviser is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Funds’ average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
$1 – $100 million	1.00%	1.00%	0.90%
$100,000,001 – $250 million	1.00%	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.90%	0.70%
Over $500 million	0.80%	0.80%	0.60%
Management fees earned	$802,060	$625,305	$284,500
Fees waived by Adviser	—	—	(16,452)

Management fees for the Former 50/40/10 Fund were 1.00% for the first $250 million in average daily net assets, 0.90% for the next $250 million in average daily net assets and 0.80% for average daily net assets over $500 million, prior to April 30, 2018.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, and 1.15% with respect to the SMI 50/40/10 Fund. The expense limitation agreement with respect to the Funds is in place through February 29, 2020. Prior to April 30, 2018, the Former 50/40/10 Fund’s expenses were limited to 1.45% of its average daily net assets.

Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date of such waiver or reimbursement, provided that such Fund is able to make the repayment without exceeding the applicable expense limitation at the time of the waiver or reimbursement, and the expense limitation at the time of the repayment.

As of April 30, 2019, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $188,540 from SMI 50/40/10 Fund, pursuant to the aforementioned conditions, no later than April 30, 2022.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

The Trust retains Ultimus Fund Solutions, LLC (the“Administrator”), to provide the Funds with administration, compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares.

For the six months ended April 30, 2019, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at April 30, 2019 were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Administration	$21,601	$16,849	$8,375
Compliance expenses	4,016	4,016	4,016
Fund accounting	11,652	9,092	4,517
Transfer agent	14,114	5,632	5,618
Payable to Administrator	9,078	5,840	3,793

There were no payments made to the Distributor by the Funds for the six months ended April 30, 2019.

NOTE 5. INVESTMENTS

For the six months ended April 30, 2019, purchases and sales of investment securities, other than short-term investments were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund

Purchases	$164,492,195	$153,870,639	$76,233,602
Sales	$167,211,529	$121,232,362	$69,054,862

There were no purchases or sales of long-term U.S. government obligations during the six months ended April 30, 2019.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 6. LINE OF CREDIT

During the six months ended April 30, 2019, the Trust, on behalf of the Funds, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on January 31, 2020. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 10% of a Fund’s daily market value or $5 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 150 basis points, 3.98% as of April 30, 2019. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of April 30, 2019, the SMI Dynamic Allocation Fund had $200,000 outstanding under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$469,983	3.99%	5	$260	$800,000
SMI Dynamic Allocation Fund	415,610	3.99%	8	368	900,000
SMI 50/40/10 Fund	278,763	3.98%	12	370	400,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the six months ended April 30, 2019, that a Fund utilized the Line of Credit.

NOTE 7. FEDERAL TAX INFORMATION

At April 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Gross unrealized appreciation	$10,558,822	$5,154,844	$2,832,737
Gross unrealized depreciation	(121,154)	—	(112,667)
Net unrealized appreciation/(depreciation) on investments	$10,437,668	$5,154,844	$2,720,070
Tax cost of investments	$149,297,895	$115,908,884	$58,471,990

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

At April 30, 2019, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

At October 31, 2018, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Undistributed ordinary income	$8,110,692	$1,261,503	$161,691
Undistributed long-term capital gains	23,576,043	—	1,640,661
Accumulated capital and other losses	—	(5,212,190)	(571,453)
Unrealized appreciation (depreciation)	(4,633,290)	9,816,083	(1,082,212)
	$27,053,445	$5,865,396	$148,687

The tax character of distributions for the fiscal year ended October 31, 2018 was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund(b)
Distributions paid from: (a)
Ordinary income	$7,389,940	$1,496,250	$170,633
Long-term capital gains	10,540,374	—	—
Total taxable distributions paid	$17,930,314	$1,496,250	$170,633

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(b)	Distribution amounts reflect those of the tax survivor.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
April 30, 2019 (Unaudited) – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

At October 31, 2018, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	SMI Dynamic Allocation Fund		SMI 50/40/10 Fund
	Short-Term	Long-Term	Short-Term	Long-Term
Non-Expiring	$5,212,190	$—	$569,912	$1,541

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. As a result of the reorganization, the SMI 50/40/10 Fund’s capital loss carryforward usage may be limited during a fiscal year. During the fiscal year ended October 31, 2018, the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund utilized $6,898,032 and $280,374, respectively of their capital loss carryforwards.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 through April 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
SMI FUND
Actual	$1,000.00	$1,030.90	$5.93	1.18%
Hypothetical(b)	$1,000.00	$1,018.96	$5.89	1.18%

SMI DYNAMIC ALLOCATION FUND
Actual	$1,000.00	$999.60	$5.81	1.17%
Hypothetical(b)	$1,000.00	$1,018.98	$5.87	1.17%

SMI 50/40/10 FUND
Actual	$1,000.00	$1,008.10	$5.74	1.15%
Hypothetical(b)	$1,000.00	$1,019.07	$5.78	1.15%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

At a meeting held on December 3-4, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “SMI Agreements”) between Valued Advisers Trust (the “Trust”) and SMI Advisory Services, LLC (“SMI”) with respect to the Sound Mind Investing Fund, the SMI Dynamic Allocation Fund, and the SMI 50/40/10 Fund (the “SMI Funds”). SMI provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to SMI and the SMI Agreements. In assessing the factors, the Board took into consideration information furnished by SMI and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the SMI Funds and their shareholders by SMI; (ii) quarterly assessments of the investment performance of the SMI Funds by personnel of SMI; (iii) commentary on the reasons for the SMI Funds’ performance; (iv) presentations by SMI addressing SMI’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the SMI Funds and SMI; (vi) disclosure information contained in the registration statement for the SMI Funds and the Form ADV of SMI; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the SMI Agreements. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about SMI, including its financial information, a description of personnel and the services it provides to the SMI Funds; information on SMI’s investment advice and performance; summaries of the SMI Funds’ expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the SMI Funds; and (c) the benefits to be realized by SMI from its relationship with the SMI Funds. The Board did not identify any particular information that was most relevant to its consideration of the SMI Agreements and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by SMI. In this regard, the Board considered SMI’s responsibilities under the SMI Agreements. The Trustees considered the services being provided by SMI to the SMI Funds, including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the investment objectives and limitations, its coordination of services for the SMI Funds among the service providers to the SMI Funds and its efforts to promote the SMI Funds and grow their assets. The Trustees considered SMI’s continuity of, and commitment to retain, qualified personnel and SMI’s commitment to maintain and enhance its resources and systems. The Trustees considered SMI’s personnel, including the education and experience of SMI’s personnel. After considering the foregoing information and further information in the Meeting materials provided by SMI (including SMI’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by SMI were satisfactory and adequate for the SMI Funds.

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

2.

Investment Performance of the SMI Funds and SMI. In considering the investment performance of the SMI Funds and SMI, the Trustees compared the performance of the SMI Funds with the performance of funds in the same Morningstar category, as well as with peer group data. They also compared the performance of the SMI Funds to the performance of composites of separately managed accounts (“SMAs”) utilizing the same strategies utilized by the SMI Funds. The Trustees also considered the consistency of SMI’s management of the SMI Funds with each of the SMI Fund’s investment objective, strategies, and limitations. The Trustees noted that the performance of each of the various SMA strategies was comparable to the performance of the applicable SMI Fund(s) using those strategies. They considered the explanations provided by SMI regarding the reasons for differences in performance, and determined them to be reasonable. The Trustees noted and gave significant consideration to SMI’s view that the “upgrading” strategy utilized by the Sound Mind Investing Fund did not allow it to be appropriately compared to any particular peer category, although data for the Morningstar category was reviewed and considered. The Trustees observed that the Sound Mind Investing Fund underperformed compared to its category average for the one month period ended September 30, 2018, but outperformed for the three month, year-to-date, one year, three year, five year, and ten year periods. They also noted that the Sound Mind Investing Fund performed below its benchmarks for the one year, three year, and five year periods, although the Sound Mind Investing Fund’s performance was only slightly lower for the one year period. With respect to the SMI Dynamic Allocation Fund, the Trustees noted that the fund performed below the category average and median for the one month, three year, and five year periods ended September 30, 2018, had outperformed for the three month period, and had performed above the median but below the average for the year-to-date and one year periods. They also noted that the SMI Dynamic Allocation Fund underperformed as compared to its peer group for all periods presented. The Trustees observed that the SMI 50/40/10 Fund underperformed as compared to its category average and median for the one month and three year periods ended September 30, 2018, but had outperformed the category average and median for the three month, year-to-date, and one year periods. As compared to its peer group, the Trustees noted that the SMI 50/40/10 Fund had underperformed for the one month period, had performed above the average and the same as the median for the three month period, and had outperformed the average and median for the year-to-date and one year periods. For the three year period, the Trustees noted that the SMI 50/40/10 Fund performed above the average, but below the median of the peer group. After reviewing and discussing the investment performance of the SMI Funds further, SMI’s experience managing the SMI Funds, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the SMI Funds was acceptable.

3.

The costs of the services to be provided and profits to be realized by SMI from the relationship with the SMI Funds. In considering the costs of services to be provided and the profits to be realized by SMI from the relationship with the SMI Funds, the Trustees considered: (1) SMI’s financial condition; (2) the asset levels of the SMI Funds; (3) the overall expenses of the SMI Funds; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by SMI regarding its profits associated with managing the SMI Funds. The Trustees also considered potential benefits for SMI in managing the SMI Funds. The Trustees then compared the fees and expenses of the SMI Funds (including the management fee) to other comparable mutual funds, including each of the SMI Fund’s Morningstar category averages, and each of the SMI Fund’s peer group averages. The Trustees

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited), (Continued)

noted that the Sound Mind Investing Fund’s management fee and net expense ratio were higher than the Morningstar category average and median, but the management fee was equal to that of the fund considered by SMI to be the closest competitor, and the net expense ratio was lower than the competitor. With respect to the SMI Dynamic Allocation Fund, the Trustees observed that the management fee was higher than the category average and median, while the net expense ratio was slightly higher than the category average and median. They also noted that the SMI Dynamic Allocation Fund’s management fee was very comparable to its peer group, while its net expense ratio was lower than the average of its peer group. With respect to the SMI 50/40/10 Fund, the Trustees noted that both the management fee and net expense ratio were higher than the category average and median. They noted that the management fee was higher than the peer group average and median, and the net expense ratio was higher than the peer group average and median. In light of the unique services rendered to the SMI Funds by SMI, the view of SMI that the categorization with respect to the Sound Mind Investing Fund did not provide an appropriate peer group for a comparison, the profits realized by SMI in managing the SMI Funds, and all other facts and circumstances they deemed relevant, the Trustees concluded that the management fees paid by the SMI Funds were fair and reasonable in relation to the nature and quality of the services provided by SMI.

4.

The extent to which economies of scale would be realized as the SMI Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the SMI Funds’ investors. In this regard, the Trustees considered the fee arrangements with SMI for the SMI Funds. The Trustees considered that the management fee for each of the SMI Funds has breakpoints that would allow shareholders to realize economies of scale as assets grow. The Trustees noted that none of the SMI Funds were currently at an asset level to take advantage of the breakpoints; however, the Board also noted the expense limitation arrangements in place with respect to each of the SMI Funds, and that each SMI Fund’s shareholders had experienced benefits from those arrangements. In light of its ongoing consideration of the asset levels of each of the SMI Funds, expectations for growth, and fee levels, the Board determined that the fee arrangements for each of the SMI Funds, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by SMI.

5.

Possible conflicts of interest and benefits to SMI. In considering SMI’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the SMI Funds; the basis of decisions to buy or sell securities for the SMI Funds; and the substance and administration of SMI’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to SMI’s potential conflicts of interest. The Board noted that SMI has a separately managed account (“SMA”) product, and that if an SMI Fund is owned within an SMA, the SMA will not charge a management fee for those assets invested in an SMI Fund. The Board also noted that SMI does not engage in soft dollar arrangements and has not identified any indirect benefits from its relationship with the SMI Funds. Based on the foregoing, the Board determined that SMI’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the SMI Agreements between the Trust and SMI.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-764-3863

Who we are
Who is providing this notice?	Valued Advisers Trust

What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Gregory Knoth, Principal Financial Officer and Treasurer

Martin R. Dean, Interim Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

SMI Advisory Services, LLC

4400 Ray Boll Blvd.

Columbus, IN 47203

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

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SOUND MIND
INVESTING FUND
(SMIFX)

SMI DYNAMIC
ALLOCATION FUND
(SMIDX)

SMI 50/40/10 FUND
(SMILX)

SEMI-ANNUAL REPORT
APRIL 30, 2019

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)	(1)	Not Applicable – filed with annual report

	(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	6/28/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	6/28/2019

By	/s/ Gregory Knoth
Gregory Knoth, Treasurer and Principal Financial Officer

Date	6/28/2019